Registration Nos. 2-84012
                                      811-3752

              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549

                         FORM N-1A

               REGISTRATION STATEMENT UNDER THE
                     SECURITIES ACT OF                X

               Pre-Effective Amendment No.           ---
               Post-Effective Amendment No. 54        X
                           and/or

                REGISTRATION STATEMENT UNDER THE
                INVESTMENT COMPANY ACT OF 1940        X

                       Amendment No. 55               X

                (Check appropriate box or boxes)

                      THE MANAGERS FUNDS
-------------------------------------------------------------
        (Exact Name of Registrant as Specified in Charter)

          40 Richards Avenue, Norwalk, Connecticut 06854
-------------------------------------------------------------
           (Address of Principal Executive Offices)

                  Donald S. Rumery, Secretary
                        The Managers Funds
                        40 Richards Avenue
                        Norwalk, CT 06854

                Copy To:  Philip H. Newman, Esq.
                       Goodwin Procter LLP
                         Exchange Place
                        Boston, MA 02110
-------------------------------------------------------------
             (Name and Address of Agent for Service)




It is proposed that this filing will become effective (check appropriate box):

---  Immediately upon filing pursuant to ---  On (date) pursuant to
     paragraph (b)                            paragraph (b)

 X   60 days after filing pursuant to    ---  On (date) pursuant
     to paragraph (a)(1)                      paragraph (a)(1)


---  75 days after filing pursuant to    ---  On (date) pursuant to
     paragraph (a)(2) of Rule 485             paragraph (a)(2) of Rule
                                              485

If appropriate, check the following box:

--- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


             [THE MANAGERS FUNDS LOGO]

                   PROSPECTUS

                   VALUE FUND
            CAPITAL APPRECIATION FUND
               SMALL COMPANY FUND
               SPECIAL EQUITY FUND
            INTERNATIONAL EQUITY FUND
           EMERGING MARKETS EQUITY FUND
              INTERMEDIATE BOND FUND
                    BOND FUND
                GLOBAL BOND FUND

               Dated May 1, 2003
           ----------------------------
              ACCESS TO EXCELLENCE

                   TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
1  RISK/RETURN SUMMARY
   Key Information                                                 1
   Performance Summary                                             5
   Fees and Expenses                                              10

2  SUMMARY OF THE FUNDS
   The Managers Funds                                             13
   Value Fund                                                     14
   Capital Appreciation Fund                                      16
   Small Company Fund                                             18
   Special Equity Fund                                            20
   International Equity Fund                                      22
   Emerging Markets Equity Fund                                   24
   Intermediate Bond Fund                                         26
   Bond Fund                                                      28
   Global Bond Fund                                               30

3  MANAGERSCHOICE
   ManagersChoice Program                                         33

4  ADDITIONAL PRACTICES/RISKS
   Other Securities and Investment Practices                      34
   A Few Words About Risk                                         36

5  ABOUT YOUR INVESTMENT
   Financial Highlights                                           37
   Your Account                                                   44
   How To Purchase Shares                                         46
   How To Sell Shares                                             47
   Investor Services                                              48
   Other Operating Policies                                       49
   Account Statements                                             49
   Dividends and Distributions                                    49
   Tax Information                                                50
   Description of Indexes                                         51


FOUNDED IN 1983, THE MANAGERS FUNDS OFFER INDIVIDUAL AND
INSTITUTIONAL INVESTORS THE EXPERIENCE AND DISCIPLINE OF SOME
OF THE WORLD'S MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.



RISK/RETURN SUMMARY
KEY INFORMATION
--------------------
This Prospectus contains important information for anyone interested in investing in Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Intermediate Bond Fund, Managers Bond Fund or Managers Global Bond Fund (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk
Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

                                                       PRINCIPAL
FUND            GOAL            PRINCIPAL STRATEGIES   RISK FACTORS
----            ----            --------------------   ------------
Value Fund      Long-term       Invests principally    Economic Risk
                capital         in common and          Intelligence Risk
                appreciation    preferred stocks of    Market Risk
                from equity     medium and large U.S.  Mid-Capitalization
                securities;     companies                Stock Risk
                income is the                          Price Risk
                secondary       Seeks undervalued      Sector Risk
                objective       Investments            Value Stock Risk
-------------------------------------------------------------------------
Capital         Long-term       Invests principally   Economic Risk
Appreciation    capital         in common and         Intelligence Risk
Fund            appreciation    preferred             Market Risk
                from equity     stocks of medium      Mid-Capitalization
                securities;     and large U.S.          Stock Risk
                income is       companies             Price Risk
                the secondary                         Sector Risk
                objective       Seeks investments
                                in companies with the
                                potential for long-
                                term growth of
                                earnings and/or
                                cash flow as well as
                                companies expected to
                                exhibit rapid growth
                                over shorter periods
------------------------------------------------------------------------
Small           Long-term       Invests principally  Intelligence Risk
Company         capital         in common and        Liquidity Risk
Fund            appreciation    preferred stocks of  Market Risk
                from equity     small companies      Price Risk
                securities of                        Small-Capitalization
                small companies Invests at least 80%    Stock Risk
                                of its assets in
                                small companies

                                Seeks investments with
                                the potential for
                                capital appreciation
                                as a result of earnings
                                growth or improvements
                                in equity valuation
------------------------------------------------------------------------
Special        Long-term        Invests principally  Intelligence Risk
Equity         capital          in common and        Liquidity Risk
Fund           appreciation     preferred stocks of  Market Risk
               from equity      small and medium     Mid-Capitalization
               securities of    companies               Stock Risk
               small- and                            Price Risk
               medium-capi-     Invests at least 80% Small-Capitalization
               talization       of its assets in        Stock Risk
               companies        equity securities,
                                i.e., common and
                                preferred stocks

                                Seeks investments
                                With the potential for
                                Capital appreciation
                                as a result of earnings
                                growth or improvements
                                in equity valuation
-------------------------------------------------------------------------
International   Long-term       Invests principally in  Currency Risk
Equity          capital         common and preferred    Economic Risk
Fund            appreciation    stocks of non-U.S.      Emerging Markets
                from foreign    companies                 Risk
                equity                                  Intelligence Risk
                securities;     Invests at least 80%    Liquidity Risk
                income is       of its assets in equity Market Risk
                the secondary   securities, i.e.,       Mid-Capitalization
                objective       common and preferred      Stock Risk
                                stocks                  Political Risk
                                                        Price Risk
                                Seeks to achieve        Small-Capitalization
                                returns from capital      Stock Risk
                                appreciation due to
                                improvements in equity
                                valuation and earnings
                                growth
                                         1

--------------------------------------------------------------------------
Emerging        Long-term       Invests 80% of its        Currency Risk
Markets         capital         assets in common          Economic Risk
Equity          appreciation    and preferred stocks      Emerging Markets Risk
Fund            from emerging   of companies in           Intelligence Risk
                market equity   emerging market and       Liquidity Risk
                securities      developing countries      Market Risk
                                                          Mid-Capitalization
                                Seeks to achieve returns    Stock Risk
                                from capital appreciation Political Risk
                                due to improvements in    Small-Capitalization
                                equity valuation and        Stock Risk
                                earnings growth
----------------------------------------------------------------------------
Intermediate   High current     Invests principally in    Credit Risk
Bond Fund      income by        investment grade          Economic Risk
               investing in a   debt securities           Intelligence Risk
               portfolio of                               Interest Rate Risk
               fixed-income     Invests at least 80%      Liquidity Risk
               securities       of its assets in debt
                                securities

                                Maintains an average
                                weighted maturity of
                                between 3 to 10 years

                                Seeks to achieve
                                incremental return
                                through analysis of
                                relative credit and
                                valuation of debt
                                securities
------------------------------------------------------------------------------
Bond Fund      High current     Invests principally in    Credit Risk
               income by        investment grade debt     Economic Risk
               investing        securities of any         Intelligence Risk
               primarily in     maturity                  Interest Rate Risk
               fixed-income                               Liquidity Risk
               securities       Invests at least 80%
                                of its assets in debt
                                securities

                                Seeks to achieve
                                incremental return
                                through analysis of
                                relative credit and
                                valuation of debt
                                securities
--------------------------------------------------------------------------------
Global         High total       Invests principally in    Credit Risk
Bond           return, both     high quality debt         Currency Risk
Fund           through income   securities of government, Economic Risk
               and capital      corporate and supra-      Emerging Markets Risk
               appreciation,    national organizations    Intelligence Risk
               by investing     of any maturity           Interest Rate Risk
               principally in                             Liquidity Risk
               domestic and     Invests at least 80% of   Non-Diversified
               foreign fixed-   its assets in debt          Fund Risk
               income           securities                Political Risk
               securities
                                Seeks to achieve
                                incremental return
                                through credit analysis
                                and anticipation of
                                changes in interest
                                rates within and among
                                various countries
--------------------------------------------------------------------------------

Principal Risk Factors
-----------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk
-----------
The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's Investors
Services, Inc. and Standard & Poor's
Corporation.  Even if the likelihood of
default is remote, changes in the
perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.
Bonds rated below investment grade (BB/Bb or lower) are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics as well.

Currency Risk
-------------
The value of foreign securities in an
investor's home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments.
Currency risk can be reduced through
diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk
-------------
The prevailing economic environment is
important to the health of all businesses.
However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets
----------------
Investments in emerging markets
securities involve all of the risks of investments
in Risk	foreign securities, and also have
additional risks.  The markets of
developing countries have been more
volatile than the markets of developed
countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Intelligence Risk
-----------------
Intelligence risk is a term created by The
Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios.
Intelligence risk can be defined as the
risk that asset managers may make poor
decisions or use investment philosophies that turn out to be wrong.

Interest Rate Risk
------------------
Changes in interest rates can impact
bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk.

Duration is the weighted average time (typically quoted in years) to the receipt of cash flows
(principal + interest) for a bond or portfolio.
It is used to evaluate such bond or portfolio's interest rate sensitivity.

Liquidity Risk
--------------
This is the risk that the Fund cannot
sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get.
However, estimating the liquidity of
securities during market upheavals is very difficult.

Market Risk
-----------
Market risk is also called systematic
risk.  It typically refers to the basic
variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market.
Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets.
Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-Capitalization Stock Risk
-----------------------------
Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies.
These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified Fund Risk
-------------------------
A Fund which is "non-diversified" can
invest more of its assets in a single
issuer than  that of a diversified fund.
To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer.
Specific risk can be reduced through
diversification.  It can be measured by
calculating how much of a portfolio is
concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk
--------------
Changes in the political status of any
country can have profound effects on the value of securities within that country.
Related risk factors are the regulatory
environment within any country or industry and the sovereign health of the country.
These risks can only be reduced by
carefully monitoring the economic,
political and regulatory atmosphere within countries and diversifying across countries.

Price Risk
----------
As investors perceive and forecast good
business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Sector Risk
-----------
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in that sector to decrease. Although a Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-Capitalization Stock Risk
-------------------------------
Small-capitalization companies
often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Value Stock Risk
----------------
"Value" stocks can perform differently
from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
With value investing, a stock may not
achieve its expected value because the
circumstances causing it to be underpriced do not change. For this reason, the Funds may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.

PERFORMANCE SUMMARY
-------------------
The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

        ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
                    MANAGERS VALUE FUND
                    -------------------


                 Year                Annual Return
                 ----                -------------
                 1993                    12.5%
                 1994                     1.0%
                 1995                    34.4%
                 1996                    17.1%
                 1997                    27.2%
                 1998                    11.7%
                 1999                     4.2%
                 2000                     9.8%
                 2001                     2.9%
                 2002                   -23.8%


             BEST QUARTER:    14.4% (4TH QUARTER 1998)
             WORST QUARTER:  -20.6% (3RD QUARTER 2002)

           ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
                MANAGERS CAPITAL APPRECIATION FUND
                ----------------------------------


                 Year                Annual Return
                 ----                -------------
                 1993                   16.7%
                 1994                   -1.5%
                 1995                   33.4%
                 1996                   13.7%
                 1997                   12.7%
                 1998                   57.4%
                 1999                  103.0%
                 2000                  -22.2%
                 2001                  -31.6%
                 2002                  -30.5%

           BEST QUARTER:   58.4% (4TH QUARTER 1999)
          WORST QUARTER:  -25.8% (1ST QUARTER 2001)

      ANNUAL TOTAL RETURNS - SINCE INCEPTION on June 19, 2000
                   MANAGERS SMALL COMPANY FUND
                   ---------------------------

                 Year                Annual Return
                 ----                -------------

                 2001                   -12.2%
                 2002                   -21.6%



            BEST QUARTER:    17.9% (4TH QUARTER 2001)
            WORST QUARTER:  -20.9% (3RD QUARTER 2001)


          ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
                  MANAGERS SPECIAL EQUITY FUND
                  ----------------------------


                 Year                Annual Return
                 ----                -------------
                 1993                   17.4%
                 1994                   -2.0%
                 1995                   33.9%
                 1996                   24.8%
                 1997                   24.4%
                 1998                    0.2%
                 1999                   54.1%
                 2000                   -2.6%
                 2001                   -8.1%
                 2002                  -22.0%



           BEST QUARTER:     35.9% (4TH QUARTER 1999)
           WORST QUARTER:   -23.7% (3RD QUARTER 2001)





         ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
              MANAGERS INTERNATIONAL EQUITY FUND
              ----------------------------------


                 Year                Annual Return
                 ----                -------------
                 1993                  38.2%
                 1994                   2.0%
                 1995                  16.2%
                 1996                  12.8%
                 1997                  10.8%
                 1998                  14.5%
                 1999                  25.3%
                 2000                 - 8.5%
                 2001                 -23.4%
                 2002                 -16.7%

              BEST QUARTER:	13.9% (4TH QUARTER 1998)
              WORST QUARTER:   -20.1% (3RD QUARTER 2002)

     ANNUAL TOTAL RETURNS-SINCE INCEPTION on FEBRUARY 9, 1998
              MANAGERS EMERGING MARKETS EQUITY FUND
              -------------------------------------



                 Year                Annual Return
                 ----                -------------
                 1998                   -22.6%
                 1999                    90.1%
                 2000                   -26.7%
                 2001                   - 0.6%
                 2002                    -8.0%


                BEST QUARTER:    43.7% (4TH QUARTER 1999)
                WORST QUARTER:  -25.1% (3RD QUARTER 2001)



           ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
                  MANAGERS INTERMEDIATE BOND FUND
                  -------------------------------

                 Year                Annual Return
                 ----                -------------
                 1993                    8.4%
                 1994                   -8.4%
                 1995                   15.6%
                 1996                    4.2%
                 1997                    5.9%
                 1998                    5.4%
                 1999                    2.2%
                 2000                    7.4%
                 2001                    6.5%
                 2002                   -1.5%


            BEST QUARTER:    4.9%  (2ND QUARTER 1995)
            WORST QUARTER:  -4.8%  (2ND QUARTER 1994)


         ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
                    MANAGERS BOND FUND
                    ------------------


                 Year                Annual Return
                 ----                -------------
                 1993                   11.6%
                 1994                   -7.3%
                 1995                   30.9%
                 1996                    5.0%
                 1997                   10.4%
                 1998                    3.3%
                 1999                    3.7%
                 2000                    9.4%
                 2001                    9.6%
                 2002                   11.0%


            BEST QUARTER:   9.7% (1ST QUARTER 1995)
            WORST QUARTER: -3.6% (1ST QUARTER 1996)

   ANNUAL TOTAL RETURNS-SINCE INCEPTION on MARCH 25, 1994
                 MANAGERS GLOBAL BOND FUND
                 -------------------------

                 Year                Annual Return
                 ----                -------------
                 1994                   -1.5%
                 1995                   19.1%
                 1996                    4.4%
                 1997                    0.2%
                 1998                   19.3%
                 1999                  -10.0%
                 2000                   -1.6%
                 2001                   -4.1%
                 2002                   18.9%



            BEST QUARTER:   12.5%  (1ST QUARTER 1995)
            WORST QUARTER:  -5.5%  (1ST QUARTER 1999)

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index.
A description of these indexes is included in Appendix A. As always, the past performance of a Fund is not an indication of how the Fund will perform in the future.

                  AVERAGE ANNUAL TOTAL RETURNS (1)
                        (AS OF 12/31/02)



                                                       SINCE    INCEPTION
                        1 YEAR   5 YEARS    10 YEARS  INCEPTION    DATE
                        ------   -------    --------   --------- --------
VALUE FUND                                                       10/31/84
Return Before Taxes     -23.79%   0.04%      8.58%      11.01%
Return After Taxes on
  Distributions         -24.06%  -1.97%      5.32%       N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares   -14.52%  -0.21%       6.04%       N/A
S&P 500 INDEX
  (before taxes)        -22.10%  -0.59%       9.34%     12.52%
------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                                         6/1/84
Return Before Taxes     -30.49%   3.41%       8.97%     11.88%
Return After Taxes
  On Distributions      -30.49%   1.32%       5.35%       N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares   -18.72%   2.91%       6.22%       N/A
S&P 500 INDEX
  (before taxes)        -22.10%  -0.59%       9.34%     12.83%
-------------------------------------------------------------------------
SMALL COMPANY FUND                                               6/19/00
Return Before Taxes     -21.57%     N/A        N/A     -16.15%
Return After Taxes on
  Distributions         -21.57%     N/A        N/A     -16.15%
Return After Taxes on
  Distributions and
  Sale of Fund Shares   -13.24%     N/A        N/A     -12.56%
RUSSELL 2000 INDEX
  (before taxes)        -20.48%  -1.36%       7.15%    -10.33%
-------------------------------------------------------------------------
SPECIAL EQUITY FUND                                              6/1/84
Return Before Taxes     -21.98%   1.53%      9.95%      12.63%
Return After Taxes on
  Distributions         -21.98%   0.55%      8.28%       N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares   -13.50%   1.12%      7.77%       N/A
RUSSELL 2000 INDEX
  (before taxes)        -20.48%  -1.36%      7.15%       9.40%
-------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                       12/31/85
Return Before Taxes    -16.71%    -3.46%      5.56%     8.56%
Return After Taxes on
  Distributions        -16.81%    -4.31%      4.58%       N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares   10.26%    -2.55%       4.59%       N/A
MSCI EAFE INDEX
  (before taxes)       -15.94%    -2.89%       4.00%    7.36%
-------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND                                     2/9/98
Return Before Taxes     -7.95%    N/A          N/A     -0.27%
Return After Taxes on
  Distributions         -7.95%    N/A          N/A     -0.92%
Return After Taxes on
  Distributions and
  Sale of Fund Shares   -4.88%    N/A          N/A     -0.39%
MSCI EMERGING MARKETS
  FREE INDEX(d)
  (before taxes)        -6.00%    -4.58%      1.31%   -4.38%

-----------------------------------------------------------------------
INTERMEDIATE BOND FUND                                           6/1/84
Return Before Taxes      -1.51%   3.93%        4.39%       7.14%
Return After Taxes on
  Distributions          -3.44%   1.79%        2.07%        N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares    -0.91%   2.09%        2.33%        N/A
LEHMAN BROTHERS INTER-
MEDIATE GOVT/CREDIT
INDEX (before taxes)      9.84%   7.48%        7.08%       9.15%
------------------------------------------------------------------------
BOND FUND                                                        6/1/84
Return Before Taxes      10.98%   7.35%        8.39%      10.19%
Return After Taxes on
  Distributions          8.66%   4.47%        5.40%       N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares    6.65%   4.46%        5.26%       N/A
LEHMAN BROS. GOVT/CREDIT
  INDEX (before taxes)   11.04%   7.62%        7.61%       9.97%
-------------------------------------------------------------------------
GLOBAL BOND FUND                                                3/25/94
Return Before Taxes     18.85%   3.78%         N/A        4.54%
Return After Taxes on
  Distributions         17.18%  2.20%          N/A        2.90%
Return After Taxes on
  Distributions and
  Sale of Fund Shares   11.56%  2.27%          N/A        2.86%
SALOMON WORLD GOVT BOND
  INDEX (before taxes)  19.49%   5.82%         6.64%      6.18%
-------------------------------------------------------------------------


(a) Net dividends are reinvested.
(b) Gross dividends are reinvested.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

WHAT IS THE MANAGEMENT FEE? The MANAGEMENT FEE is the fee paid to The Managers Funds LLC, a portion of which is paid to the asset manager(s) who manage each Fund's portfolio.

FEES AND EXPENSES
-----------------
This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)                         None
Maximum Deferred Sales Charge (Load)                              None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions                               None
Redemption Fee                                                    None
Exchange Fee                                                      None
Maximum Account Fee                                               None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)



                            MANAGEMENT     DISTRIBUTION       OTHER
                               FEES        (12b-1) FEES      EXPENSES
                            -----------    ------------      --------
Value Fund (1)                 0.75%          0.00%            0.60%
Capital Appreciation
  Fund (1)                     0.80%          0.00%            0.63%
Small Company Fund (2)         0.90%          0.00%            0.80%
Special Equity Fund (1)        0.90%          0.00%            0.42%
International Equity Fund (1)  0.90%          0.00%            0.66%
Emerging Markets
  Equity Fund (3)              1.15%          0.00%            1.03%
Intermediate Bond Fund  (4)    0.50%          0.00%            0.76%
Bond Fund (5)                  0.625%         0.00%            0.54%
Global Bond Fund (1)           0.70%          0.00%            0.86%



                             TOTAL ANNAL     FEE WAIVER
                            FUND OPERATING  AND/OR EXPENSE     NET
                               EXPENSES     REIMBURSEMENT   EXPENSES
                            --------------  --------------  --------
Value Fund (1)                 1.35%              -            -
Capital Appreciation
  Fund  (1)                    1.43%              -            -
Small Company Fund (2)         1.70%           (0.26%)       1.45%
Special Equity Fund (1)        1.32%              -            -
International Equity
  Fund  (1)                    1.56%              -            -
Emerging Markets Equity
  Fund (3)                     2.18%           (0.37%)       1.99%
Intermediate Bond
  Fund  (4)                    1.26%              -          1.26%
Bond Fund (5)                  1.17%           (0.20%)       0.99%
Global Bond Fund  (1)          1.56%              -            -


(1) Certain Funds have entered into arrangements with unaffiliated broker-dealers to pay a portion of such Funds' expenses. In addition, all the Funds may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the following Funds incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2002 in amounts less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2002 for the Funds were as follows: Value Fund - 1.28%, Capital Appreciation Fund - 1.39%, Special Equity Fund - 1.31%, International Equity Fund - 1.54% and Global Bond Fund - 1.55%.

(2) The Managers Funds LLC has contractually agreed, through at least May 1, 2004, to limit "Total Annual Fund Operating Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.45% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds, Small Company Fund - Portfolio Management of the Fund."

(3) The Managers Funds LLC has contractually agreed, through at least May 1, 2004, to limit "Total Annual Fund Operating Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.99% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds, Emerging Markets Equity Fund - Portfolio Management of the Fund."

(4) The Managers Funds LLC has contractually agreed, through at least May 1, 2004, to limit "Total Annual Fund Operating Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.26% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds, Intermediate Bond Fund - Portfolio Management of the Fund."

(5) The Managers Funds LLC has contractually agreed, through at least May 1, 2004, to limit "Total Annual Fund Operating Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 0.99% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds, Bond Fund - Portfolio Management of the Fund ."

Example
-------
This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds.
The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:



                                1 YEAR   3 YEARS   5 YEARS     10 YEARS
                                ------   -------   -------     --------
Value Fund (a)                   $137      $429     $741        $1,625
Capital Appreciation Fund(b)     $146      $454     $783        $1,715
Small Company Fund               $148      $500     $889        $1,978
Special Equity Fund (c)          $134      $419     $725        $1,592
International Equity Fund (d)    $159      $494     $851        $1,858
Emerging Markets Equity Fund     $202      $656   $1,144        $2,492
Intermediate Bond Fund           $128      $401     $693        $1,524
Bond Fund                        $101      $346     $618        $1,397
Global Bond Fund (e)             $159      $494     $851        $1,858


(a) Taking into account all expense offsets shown in footnote
1 to the table of Annual Operating Expenses, your costs for the Value Fund would be $130, $407, $703 and $1,547, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(b) Taking into account all expense offsets shown in footnote 1 to the table of Annual Operating Expenses, your costs for the Capital Appreciation Fund would be $142, $441, $762 and $1,670, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(c) Taking into account all expense offsets shown in footnote
1 to the table of Annual Operating Expenses, your costs for the Special Equity Fund would be $133, $416, $719 and $1,580, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(d) Taking into account all expense offsets shown in footnote 1 to the table of Annual Operating Expenses, your costs for the International Equity Fund would be $157, $488, $841 and $1,836, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

 (e) Taking into account all expense offsets shown in footnote 1 to the table of Annual Operating Expenses, your costs for Global Bond Fund would be $158, $491, $846, $1,847, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

                      SUMMARY OF THE FUNDS
                      --------------------

THE MANAGERS FUNDS
------------------
The Managers Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio.
It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 60 days of any such changes.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor. MDI receives no compensation from the Funds for its services as distributor.

More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual
Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

VALUE FUND
----------

FUND FACTS
-----------------------------------------------------------------
Objective:         Long-term capital appreciation; income is
                   the secondary objective

Investment Focus:  Equity securities of medium and large U.S.
                   companies

Benchmark:         S&P 500 Index

Ticker:            MGIEX
-----------------------------------------------------------------
Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The
Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2002, the S&P 500 Index included companies with capitalizations from $279 million to $276 billion.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a dividend yield oriented value approach whereby it principally selects securities from among those that yield more than the S&P 500 Index. The other asset manager invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell any security when it believes the sale is in the Fund's interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio

  * Are willing to accept a moderate risk investment

  * Have an investment time horizon of five years or more

This Fund may not be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Armstrong Shaw Associates Inc. ("Armstrong Shaw") and Osprey
Partners Investment Management, LLC ("Osprey Partners") each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2002 Armstrong Shaw had assets under management of
approximately $[   ] billion.  Jeffrey Shaw is the lead
portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since September 2001. Osprey Partners, located at 1040 Broad Street, Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2002, Osprey Partners had assets under
management of approximately $[   ] billion.  John W. Liang is
the lead portfolio manager for the portion of the Fund managed by Osprey Partners. He is a Managing Partner and the Chief Investment Officer of Osprey Partners. He has been employed by the firm since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.75% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

CAPITAL APPRECIATION FUND
-------------------------

FUND FACTS
-----------------------------------------------------------------
Objective:          Long-term capital appreciation; income is
                    the secondary objective

Investment Focus:   Equity securities of medium and large U.S.
                    companies

Benchmark:          S&P 500 Index

Ticker:             MGCAX
-----------------------------------------------------------------
Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The
Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2002, the S&P 500 Index included companies with capitalizations from $279 million to $276 billion.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. One asset manager is typically, though not exclusively, attempting to identify companies expected to exhibit explosive earnings growth in the near term. The other asset manager is typically, though not exclusively, attempting to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. One asset manager expects to generate returns almost exclusively from capital appreciation due to earnings growth, while the other manager expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market's valuation of that stock. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when it believes the sale is in the Funds' interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are seeking an opportunity for some additional returns through medium- to large-capitalization equities in your investment portfolio

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund may not be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Essex Investment Management Company, LLC ("Essex") and Holt-
Smith & Yates Advisors, Inc. ("Holt-Smith & Yates") each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2002, Essex had assets under management of approximately $4.2 billion. Joseph C. McNay and Daniel Beckham are the portfolio managers for the portion of the Fund managed by Essex. Mr. McNay is the Chairman and Chief Investment Officer of Essex, positions he has held since the firm's formation. Mr. Beckham is a Principal and Vice President of Essex, positions he has held since 1995.

Holt-Smith & Yates has managed a portion of the Fund since June 2001. Holt-Smith & Yates, located at 2810 Crossroads Drive, Suite 4900, Madison, Wisconsin, was founded in 1987. As of December 31, 2002, Holt-Smith & Yates had assets under
management of approximately $[   ] million.

Kristin Yates is the portfolio manager for the portion of the Fund managed by Holt-Smith & Yates. She is a founder and Managing Director of the firm and serves as Director of Equity Investments and is a member of the firm's fixed-income team.
The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.80% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Essex and Holt-Smith & Yates.

SMALL COMPANY FUND
------------------

FUND FACTS
-----------------------------------------------------------------
Objective:           Long-term capital appreciation

Investment Focus:    Equity securities of small companies

Benchmark:           Russell 2000 Index

Ticker:              MSCFX
-----------------------------------------------------------------
Objective
---------
The Fund's objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in small companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index; this policy may not be changed without providing shareholders 60 days' notice. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund's capitalization limits. As of December 31, 2002, the Russell 2000 Index included companies with capitalizations from $5.5 million to $2.4 billion.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. Both asset managers focus exclusively on stocks of small companies whose businesses are expanding. One asset manager seeks to identify companies expected to exhibit rapid earnings growth while the other asset manager seeks to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when it believes the sale is in the Fund's interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are seeking an opportunity for additional returns through small company equities in your investment portfolio

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund may not be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

  * Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Kalmar Investment Advisers ("Kalmar") manages the entire Fund and has managed at least a portion of the Fund since the Fund's inception.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware, is a Delaware Business Trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2002, the two Kalmar organizations had assets under management totaling
approximately $[   ] million in small company stocks.  Ford
B. Draper, Jr. leads the eight-person research/portfolio management team for the portion of the Fund managed by Kalmar. Mr. Draper is the President and Chief Investment Officer of Kalmar, positions he has held since 1982. Kalmar is 100% employee owned.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Kalmar.

The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.45% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

SPECIAL EQUITY FUND
-------------------

FUND FACTS
-----------------------------------------------------------------
Objective:           Long-term capital appreciation

Investment Focus:    Equity securities of small- and medium-
                     sized U.S. companies

Benchmark:           Russell 2000 Index

Ticker:              MGSEX
-----------------------------------------------------------------
Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund's objective may be changed without shareholder approval.
Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2002, the Russell 2000 Index included companies with capitalizations from $5.5 million to $2.4 billion. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days' notice. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell a security when it believes the sale is in the Fund's interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund may not be suitable if you:

  * 	Are seeking stability of principal

  * 	Are investing with a shorter time horizon in mind

  * 	Are uncomfortable with stock market risk

  * 	Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital
Management LLC ("Kern"), Pilgrim Baxter & Associates, Ltd.
("Pilgrim Baxter"), Skyline Asset Management, L.P.
("Skyline") and Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at East 80, Route 4, Paramus, New Jersey. As of December 31, 2002, Donald Smith had approximately $[ ] million in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President of and a portfolio manager for Donald Smith since 1983.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2002, Kern
had assets under management of approximately $[   ] billion.
Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm's formation.
Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Pilgrim Baxter has managed a portion of the Fund since October 1994. Pilgrim Baxter, located at 825 Duportail Road, Wayne, Pennsylvania, was formed in 1982. As of December 31, 2002, Pilgrim Baxter had assets under management of approximately $[ ] billion. Gary L. Pilgrim and a team of portfolio managers manage the portion of the Fund managed by Pilgrim Baxter. Mr. Pilgrim is Director, President and Chief Investment Officer of Pilgrim Baxter and has been with the firm since its formation.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2002, Skyline had assets under management of approximately $[ ] billion. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is a portfolio manger for and is the Managing Partner of Skyline, positions he has held since the firm's formation.

Westport has managed a portion of the Fund since December
1985.  Westport, located at 253 Riverside Avenue, Westport,
Connecticut, was formed in 1983.  As of December 31, 2002,
Westport had assets under management of approximately $[ ] billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and has acted in those capacities for the firm since its formation.
Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport and has acted in those capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Donald Smith, Kern, Pilgrim Baxter, Skyline and Westport.

INTERNATIONAL EQUITY FUND
-------------------------

FUND FACTS
-----------------------------------------------------------------
Objective:           Long-term capital appreciation; income is
                     the secondary objective

Investment Focus:    Equity securities of non-U.S. companies

Benchmark:           MSCI EAFE Index

Ticker:              MGITX
-----------------------------------------------------------------
Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days' notice.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The asset manager uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends, such as an increase in the average age of a region's population, that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if an asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when it believes the sale is in the Fund's interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are seeking an opportunity for additional returns through international equities in your investment portfolio

  * Are willing to accept a moderate risk investment

  * Have an investment time horizon of five years or more

This Fund may not be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

  * Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Deutsche Investment Management Americas, Inc. ("DIMA"),
Bernstein Investment Research and Management ("Bernstein") and Mastholm Asset Management, L.L.C. ("Mastholm") each manage a portion of the Fund.

DIMA, formerly Zurich Scudder Investments, Inc., has managed a portion of the Fund since December 1989. DIMA, located at 345 Park Avenue, New York, New York, was founded in 1919. As of December 31, 2002, DIMA and its affiliates had assets under management in excess of $[ ] billion globally.
William E. Holzer is the portfolio manager for the portion of the Fund managed by DIMA. He is a portfolio manager for and a Managing Director of DIMA, positions he has held with the firm since 1980.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Capital Management L.P. which was first organized in 1962. As of December 31, 2002, Alliance Capital Management L.P. had approximately $[ ]billion in assets under management. Andrew S. Adelson is the portfolio manager for the Fund. He is the Chief Investment Officer of Global Value Equities. Mr. Adelson has been with Bernstein since 1980.

Mastholm has managed a portion of the Fund since March 2000. Mastholm, located at 10500 N.E. 8th Street, Bellevue, Washington, was founded in 1997. As of December 31, 2002,
Mastholm had assets under management of approximately $[   ]
billion. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes Joseph Jordan and Douglas Allen. Mr. Tyson is a Managing Director of and portfolio manager for Mastholm, positions that he has held since 1997. Prior to joining the firm, he was Vice President of Investors Research Corporation since 1989. Mr. Jordan is a Director of and portfolio manager for Mastholm, positions he has held since 1997.
Prior to joining the firm, he was an International Investment Analyst at Investors Research Corporation since 1992. Mr. Allen is a Director of and portfolio manager for Mastholm, positions that he has held since 1999. Prior to joining the firm, he was an International Investment Analyst for American Century Investment Management since 1995.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to DIMA, Bernstein and Mastholm.

EMERGING MARKETS EQUITY FUND
----------------------------

FUND FACTS
-----------------------------------------------------------------
Objective:            Long-term capital appreciation

Investment Focus:     Equity securities of emerging market or
                      developing countries

Benchmark:            MSCI Emerging Markets Free Index

Ticker:               MEMEX
-----------------------------------------------------------------
Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East; this policy may not be changed without providing shareholders 60 days' notice. The Fund may invest in companies of any size.

Currently, the asset manager of the Fund seeks to keep the Fund diversified across a variety of markets, countries and regions. In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the asset manager assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The asset manager then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential or if the political, economic or financial health of the country changes.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when it believes the sale is in the Fund's interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

  * Have an investment time horizon of seven years or more

This Fund may not be suitable if you:

  * Are seeking a conservative risk investment

  * Are investing with a shorter time horizon in mind

  * Are seeking stability of principal or current income

PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Rexiter Capital Management Limited ("Rexiter") manages the
Fund. Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund's inception, and Rexiter has managed the entire Fund since
January 1999.

Rexiter, located at 21 St. James's Square, London, England, was founded in 1997. As of December 31, 2002, Rexiter had
assets under management of approximately $[   ] million.
Kenneth King and Murray Davey are the portfolio managers for the Fund. Mr. King is the [Chief Investment Officer] of Rexiter, a position he has held since the firm's formation. Prior to joining the firm, he was the head of Emerging Markets at Kleinwort Benson Investment since 1992. Mr. Davey is a Senior Portfolio Manager of Rexiter, a position he has held since the firm's formation. Prior to joining the firm, he was a Senior Investment Manager at State Street Global Advisors United Kingdom Limited from _____ to 1997. From 1986 to 1997, he was a Director of Kleinwort Benson Investment Management Limited .

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 1.15% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Rexiter.

The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

INTERMEDIATE BOND FUND
----------------------

FUND FACTS
-----------------------------------------------------------------
Objective:          High current income

Investment Focus:   Fixed-income securities

Benchmark:          Lehman Brothers Intermediate Govt/Credit
                    Index

Ticker:             MGSIX
-----------------------------------------------------------------
Objective
---------
The Fund's objective is to achieve high current income through a diversified portfolio of fixed-income securities.
The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related securities, and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and maintains a weighted average maturity of between 3-10 years. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities; this policy may not be changed without providing shareholders 60 days' notice.

The Fund's assets currently are managed by a single asset manager. In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength/creditworthiness of the issuer of the security, current interest rates and the asset manager's expectations regarding general trends in interest rates and the potential risks and return associated with the particular investment.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when it believes the sale is in the Fund's interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are seeking an opportunity for additional fixed-income returns in your investment portfolio

  * Are willing to accept a conservative risk investment

  * Have an investment time horizon of three years or more

This Fund may not be suitable if you:

  * Are seeking absolute stability of principal

  * Are seeking an aggressive investment


PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") has managed the entire Fund since September 2002. Loomis, Sayles is located at One Financial Center, Boston, Massachusetts. As of December 31, 2002, Loomis, Sayles had assets under management of approximately $54.8 billion. Daniel J. Fuss is the portfolio manager for the Fund. He has been a Managing Director of and portfolio manager for Loomis, Sayles since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.50% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

The Investment Manager has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.26% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.26% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

BOND FUND
---------

FUND FACTS
-----------------------------------------------------------------
Objective:           High current income

Investment Focus:    Fixed-income securities

Benchmark:           Lehman Bros. Govt/Credit Index

Ticker:              MGFIX
-----------------------------------------------------------------
Objective
---------
The Fund's objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities; this policy may not be changed without providing shareholders 60 days' notice.

In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength of the issuer of the security, current interest rates, the asset manager's expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the asset manager's expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, the asset manager generally seeks fixed-income securities of issuers whose credit profiles the asset manager believes are improving. Second, the Fund makes significant use of securities whose price changes may not have a direct correlation with changes in interest rates. The asset manager believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in this type of securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the asset manager analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that the asset manager believes may produce attractive returns for the Fund in comparison to their risk.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when it believes the sale is in the Fund's interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and increase your tax liability.

The asset manager generally prefers securities that are protected against calls (early redemption by the issuer).

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are seeking an opportunity for additional fixed-income returns in your investment portfolio

  * Are willing to accept a moderate risk investment

  * Have an investment time horizon of four years or more

This Fund may not be suitable if you:

  * Are seeking stability of principal

  * Are seeking a conservative risk investment


PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2002, Loomis, Sayles had assets under management of approximately $54.8 billion. Daniel J. Fuss is the portfolio manager for the Fund. He is a Managing Director of Loomis, Sayles, since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.625% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

Investment Manager has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 0.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

GLOBAL BOND FUND
----------------

FUND FACTS
-----------------------------------------------------------------
Objective:            Income and capital appreciation

Investment Focus:     High quality foreign and domestic fixed-
                      income securities

Benchmark:            Salomon World Govt. Bond Index

Ticker:               MGGBX
-----------------------------------------------------------------
Objective
---------
The Fund's objective is to achieve income and capital appreciation through a portfolio of high quality foreign and domestic fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in high quality U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, supranational organizations such as the World Bank and the United Nations. High quality debt securities are rated at least in the AA/Aa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities; this policy may not be changed without providing shareholders 60 days' notice. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets.
The Fund is "non-diversified," which means that, unlike a diversified fund, it may invest more of its assets in the securities of a single issuer than a diversified fund.

The Fund's assets currently are managed by a single asset manager. The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark.
It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. The asset manager may utilize forward foreign currency contracts in order to adjust the Fund's allocation in foreign currencies.

The asset manager does not manage this Fund to maintain any given average duration. This gives the manager flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund's average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. A security is typically sold if the asset manager believes the security is overvalued based on its credit, country or duration.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when it believes the sale is in the Fund's interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are seeking an opportunity for additional global fixed-income returns in your investment portfolio

  * Are willing to accept a moderate risk investment

  * Have an investment time horizon of three years or more

This Fund may not be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with currency and political risk

PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") has managed the entire Fund since March 2002. Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2002, Loomis, Sayles had assets under management of approximately $54.8 billion. Kenneth M. Buntrock and David W. Rolley are the portfolio managers for the Fund. Both Mr. Buntrock and Mr. Rolley are Vice Presidents and portfolio managers at Loomis, Sayles. Mr. Buntrock joined Loomis, Sayles in 1997. Mr. Rolley joined Loomis, Sayles in 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.70% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

MANAGERSCHOICE
--------------

ManagersChoice(r) Program
-----------------------
ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various other funds in any of our fund families. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersfunds.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

ADDITIONAL PRACTICES/RISKS
--------------------------
OTHER SECURITIES AND INVESTMENT PRACTICES
-----------------------------------------
The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities
----------------------------------
Each Fund may purchase restricted or illiquid securities.
Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements
---------------------
Each Fund may buy securities with the
understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities
------------------
Each Fund that focuses on U.S.
investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging Markets Equity Fund or Global Bond Fund, for which these risks are principal risks discussed in the Risk/Return Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure
----------------------
Many U.S. companies in which the
Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds' shares.

Initial Public Offerings
------------------------
Each Fund may invest in initial
public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Defensive Investing
-------------------
During unusual market conditions, each
Fund may place up to 100% of its total assets in cash or high quality short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective. Derivatives- Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and may not do so.

The principal risk to each Fund of investing in derivatives is that they may not perform as expected resulting in losses to the Fund.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

High-Yield Bonds
----------------
Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as "junk bonds". High-yield bonds are debt securities rated below BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

   * the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

   * issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

When-Issued Securities
----------------------
Each Fund may invest in securities
prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds
-----------------
Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract.
Instead, both the principal and the interest are paid at the maturity date. If it is a deep discounted bond, the gain is subject to income tax.

Step-Up Coupon Bonds
--------------------
Each Fund may invest in bonds that pay
a lower coupon rate for an initial period, and then increase to a higher coupon rate.

                   A FEW WORDS ABOUT RISK
                   ----------------------

In the normal course of everyday life, each of us takes risk.
What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

  * Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

  * Everybody's perception of reward is
    different; and

  * High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks.
This is often referred to as the risk premium.

The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

PRINCIPAL RISK FACTORS in the Risk/Return Summary detail the principal risks of investing in the Funds. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

Prepayment Risk
---------------
Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Reinvestment Risk
-----------------
As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Specific Risk
-------------
This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

ABOUT YOUR INVESTMENT
---------------------

FINANCIAL HIGHLIGHTS
--------------------
The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from each Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in each Fund's Annual Report, which is available upon request.

MANAGERS VALUE FUND
-------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended December 31,
-------------------------------------------------------------------------------------------------------------------------
                                                              MANAGERS VALUE FUND
                                         -------------------------------------------------------------------
                                           2002        2001        2000        1999        1998        1997
                                         --------     ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD      $27.45      $27.73      $27.50      $30.67      $31.06      $30.49
                                         --------     ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment income                       0.15        0.09        0.17        0.30        0.41        0.67
Net realized and unrealized gain (loss)
  on investments                           (6.65)       0.70        2.45        0.91        3.10        7.27
                                         --------     ------      ------      ------      ------      ------
Total from investment operations           (6.50)       0.79        2.62        1.21        3.51        7.94
                                         --------     ------      ------      ------      ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------
Net investment income                      (0.16)      (0.08)      (0.17)      (0.29)      (0.41)      (0.69)
Net realized gain on investments           (0.10)      (0.99)      (2.22)      (4.09)      (3.49)      (6.68)
                                         --------     ------      ------      ------      ------      ------
Total distributions to shareholders        (0.26)      (1.07)      (2.39)      (4.38)      (3.90)      (7.37)
                                         --------     ------      ------      ------      ------      ------
Net Asset Value, End of Period            $20.69      $27.45      $27.73      $27.50      $30.67      $31.06
                                         ========     ======      ======      ======      ======      ======
------------------------------------------------------------------------------------------------------------
Total Return 1                           (23.79)%      2.92%       9.80%       4.15%       11.77%     27.19%
============================================================================================================
Ratio of net expenses to average
  net assets 1                              1.28%      1.25%       1.30%       1.35%        1.28%      1.32%

Ratio of total expenses to average
  net assets 1                              1.35%      1.35%       1.38%       1.35%        1.32%      1.35%

Ratio of net investment income to
  average net assets                        0.60%      0.43%       0.61%       0.92%        1.26%      1.97%

Portfolio turnover                            53%       147%        153%         94%          84%        96%

Net assets at end of period
  (000's omitted)                         $48,001    $63,628     $57,300     $42,471      $69,391    $64,946
============================================================================================================

                                                        MANAGERS CAPITAL APPRECIATION FUND
                                         -------------------------------------------------------------------
                                           2002        2001        2000        1999        1998        1997
                                         --------     ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD      $29.29      $42.79      $61.12      $33.78      $24.24      $26.34
                                         --------     ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment loss                        (0.28)      (0.25)      (0.42)      (0.27)      (0.23)      (0.13) 4
Net realized and unrealized gain (loss)
  on investments                           (8.65)     (13.25)     (13.25)      34.81       14.18        3.15
                                         --------     ------      ------      ------      ------      ------
Total from investment operations           (8.93)     (13.50)     (13.67)      34.54       13.95        3.02
                                         --------     ------      ------      ------      ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------
Net realized gain on investments             ---         ---       (4.66)      (7.20)      (4.41)      (5.12)
                                         --------     ------      ------      ------      ------      ------
Net Asset Value, End of Period            $20.36      $29.29      $42.79      $61.12      $33.78      $24.24
                                         ========     ======      ======      ======      ======      ======
-------------------------------------------------------------------------------------------------------------
Total Return 1                            (30.49)%    (31.55)%    (22.20)%    103.02%      57.41%      12.74%
=============================================================================================================
Ratio of net expenses to average
  net assets 1                              1.39%       1.34%       1.23%       1.26%       1.29%       1.26%

Ratio of total expenses to average
  net assets 1                              1.43%       1.40%       1.26%       1.30%       1.36%       1.32%

Ratio of net investment loss to
  average net assets                       (1.07)%     (0.75)%     (0.82)%     (0.86)%     (0.80)%     (0.45)%

Portfolio turnover                           141%        265%        306%        200%        252%        235%

Net assets at end of period
  (000's omitted)                        $107,545    $186,876    $286,515    $248,487     $88,191     $73,860
=============================================================================================================



FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------
                                          MANAGERS SMALL COMPANY FUND
                                          ---------------------------
                                          2002         2001        2000*
                                         --------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD       $8.16       $9.29      $10.00
                                         --------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment loss                        (0.13)      (0.07)      (0.01)
Net realized and unrealized loss
  on investments                           (1.63)      (1.06)      (0.70)
                                         --------     ------      ------
Total from investment operations           (1.76)      (1.13)      (0.71)
                                         --------     ------      ------
Net Asset Value, End of Period             $6.40       $8.16       $9.29
                                         ========     ======      ======
----------------------------------------------------------------------------
Total Return 1                           (21.57)%     (12.16)%     (7.10)% 2
============================================================================
Ratio of net expenses to average
  net assets 1                             1.40%        1.30%       1.30%  3

Ratio of total expenses to average
  net assets 1                             1.70%        1.71%       1.72%  3

Ratio of net investment loss to
  average net assets                      (1.17)%      (0.92)%     (0.45)% 3

Portfolio turnover                          134%          95%         55%  2

Net assets at end of period
  (000's omitted)                        $12,610      $26,764     $25,705
============================================================================


                                                               MANAGERS SPECIAL EQUITY FUND
                                         -------------------------------------------------------------------
                                           2002        2001        2000        1999        1998        1997
                                         --------     ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD      $70.59      $76.82      $91.42      $61.23      $61.18      $50.95
                                         --------     ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment income (loss)               (0.34)      (0.18)      (0.12)      (0.29)      (0.14)       0.08
Net realized and unrealized
  gain (loss) on investments              (15.17)      (6.05)      (2.71)      33.30        0.26       12.29
                                         --------     ------      ------      ------      ------      ------
Total from investment operations          (15.51)      (6.23)      (2.83)      33.01        0.12       12.37
                                         --------     ------      ------      ------      ------      ------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------
Net investment income                         ---        ---         ---         ---         ---       (0.07)
Net realized gain on investments              ---        ---      (11.77)      (2.82)      (0.07)      (2.07)
                                         --------     ------      ------      ------      ------      ------
Total distributions to shareholders           ---        ---      (11.77)      (2.82)      (0.07)      (2.14)
                                         --------     ------      ------      ------      ------      ------
Net Asset Value, End of Period            $55.08      $70.59      $76.82      $91.42      $61.23      $61.18
                                         ========     ======      ======      ======      ======      ======
-------------------------------------------------------------------------------------------------------------
Total Return 1                            (21.98)%     (8.07)%     (2.56)%     54.11%       0.20%      24.45%
=============================================================================================================
Ratio of net expenses to average
  net assets 1                              1.31%       1.29%       1.26%       1.31%       1.34%       1.35%

Ratio of total expenses to average
  net assets 1                              1.32%       1.30%       1.26%       1.31%       1.34%       1.36%

Ratio of net investment income (loss)
  to average net assets                    (0.56)%     (0.27)%     (0.16)%     (0.47)%     (0.26)%      0.17%

Portfolio turnover                             67%        62%         69%         89%         64%        49%

Net assets at end of period
  (000's omitted)                        $2,020,821  $2,295,234 $2,132,376  $1,543,150    $959,939   $719,707
=============================================================================================================



FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended December 31,
------------------------------------------------------------------------------------------------------------
                                                          MANAGERS INTERNATIONAL EQUITY FUND
                                         -------------------------------------------------------------------
                                           2002        2001        2000        1999        1998        1997
                                         --------     ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD      $37.61      $49.38      $58.71      $48.85      $45.58      $43.69
                                         --------     ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment income                       0.19        0.20 5      0.27        0.35        0.54        0.42
Net realized and unrealized
  gain (loss) on investments               (6.48)     (11.72)5     (5.38)      11.96        6.06        4.27
                                         --------     ------      ------      ------      ------      ------
Total from investment operations           (6.29)     (11.52)      (5.11)      12.31        6.60        4.69
                                         --------     ------      ------      ------      ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------
Net investment income                      (0.10)      (0.25)      (0.24)      (0.35)      (0.37)      (0.65)
Net realized gain on investments             ---         ---       (3.98)      (2.10)      (2.96)      (2.15)
                                         --------     ------      ------      ------      ------      ------
Total distributions to shareholders        (0.10)      (0.25)      (4.22)      (2.45)      (3.33)      (2.80)
                                         --------     ------      ------      ------      ------      ------
Net Asset Value, End of Period            $31.22      $37.61      $49.38      $58.71      $48.85      $45.58
                                         ========     ======      ======      ======      ======      ======
-------------------------------------------------------------------------------------------------------------
Total Return 1                            (16.71)%    (23.35)%     (8.46)%     25.28%      14.54%      10.83%
=============================================================================================================
Ratio of net expenses to average
  net assets 1                              1.54%       1.45%       1.41%       1.40%       1.41%       1.45%

Ratio of total expenses to average
  net assets 1                              1.56%       1.46%       1.42%       1.41%       1.42%       1.45%

Ratio of net investment income
  to average net assets                     0.54%       0.46% 5     0.42%       0.66%       1.05%       0.75%

Portfolio turnover                           132%        108%         99%         43%         56%         37%

Net assets at end of period
  (000's omitted)                        $362,561    $560,602    $656,630    $704,209    $552,826    $386,624
=============================================================================================================


                                                  MANAGERS EMERGING MARKETS EQUITY FUND
                                         -------------------------------------------------------
                                           2002        2001        2000        1999        1998*
                                         --------     ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD      $9.56        $9.63      $14.67       $7.74      $10.00
                                         --------     ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment income (loss)               0.03        (0.01)      (0.04)       0.03       (0.01)
Net realized and unrealized
  gain (loss) on investments              (0.79)       (0.04)      (3.90)       6.93       (2.25)
                                         --------     ------      ------      ------      ------
Total from investment operations          (0.76)       (0.05)      (3.94)       6.96       (2.26)
                                         --------     ------      ------      ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------
Net investment income                       ---          ---         ---       (0.03)        ---
Net realized gain on investments            ---        (0.02)      (1.10)        ---         ---
                                         --------     ------      ------      ------      ------
Total distributions to shareholders         ---        (0.02)      (1.10)      (0.03)        ---
                                         --------     ------      ------      ------      ------
Net Asset Value, End of Period            $8.80        $9.56       $9.63      $14.67       $7.74
                                         ========     ======      ======      ======      ======
-------------------------------------------------------------------------------------------------------------
Total Return 1                            (7.95%)     (0.57)%    (26.69)%     90.06%     (22.60)% 2
=============================================================================================================
Ratio of net expenses to average
  net assets 1                             1.97%        1.94%       1.98%       1.85%       2.54%  3

Ratio of total expenses to average
  net assets 1                             2.18%        2.36%       2.48%       2.52%       3.57%  3

Ratio of net investment income (loss)
  to average net assets                    0.32%       (0.09)%     (0.34)%      0.37%      (0.09)% 3

Portfolio turnover                           68%          69%         40%        119%         89%  2

Net assets at end of period
  (000's omitted)                        $22,211      $15,202     $12,390     $12,434      $4,677
=============================================================================================================
* Commencement of operations was February 9, 1998.



FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended December 31,
------------------------------------------------------------------------------------------------------------
                                                          MANAGERS INTERMEDIATE BOND FUND
                                         -------------------------------------------------------------------
                                           2002        2001        2000        1999        1998        1997
                                         --------     ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD      $19.41      $19.20      $18.90      $19.49      $19.51      $19.45
                                         --------     ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment income                       0.70        0.98 5      1.05        1.00        1.02        1.08
Net realized and unrealized gain (loss)
  on investments                           (0.99)       0.25 5      0.31       (0.59)       0.00        0.03
                                         --------     ------      ------      ------      ------      ------
Total from investment operations           (0.29)       1.23        1.36        0.41        1.02        1.11
                                         --------     ------      ------      ------      ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------
Net investment income                      (0.97)      (1.02)      (1.06)      (1.00)      (1.04)      (1.05)
                                         --------     ------      ------      ------      ------      ------
Net Asset Value, End of Period            $18.15      $19.41      $19.20      $18.90      $19.49      $19.51
                                         ========     ======      ======      ======      ======      ======
-------------------------------------------------------------------------------------------------------------
Total Return 1                             (1.51)%      6.50%       7.40%       2.21%       5.36%       5.87%
=============================================================================================================
Ratio of net expenses to average
  net assets 1                              1.26%       1.26%       1.26%       1.29%       1.32%       1.40%

Ratio of total expenses to average
  net assets 1                              1.26%       1.26%       1.26%       1.29%       1.33%         N/A

Ratio of net investment income
  to average net assets                     4.59%       4.90% 5     5.57%       5.20%       5.22%       5.54%

Portfolio turnover                           222%        153%         90%         92%        115%         91%

Net assets at end of period
  (000's omitted)                          $7,674     $20,752     $20,690     $17,866     $18,408     $15,082
=============================================================================================================


                                                                   MANAGERS BOND FUND
                                         -------------------------------------------------------------------
                                           2002        2001        2000        1999        1998        1997
                                         --------     ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD      $22.32      $21.75      $21.45      $22.19      $23.72      $22.83
                                         --------     ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment income                       1.24        1.44        1.49        1.45        1.46        1.39
Net realized and unrealized gain (loss)
  on investments                            1.12        0.60        0.48       (0.65)      (0.69)       0.90
                                         --------     ------      ------      ------      ------      ------
Total from investment operations            2.36        2.04        1.97        0.80        0.77        2.29
                                         --------     ------      ------      ------      ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------
Net investment income                      (1.24)      (1.45)      (1.50)      (1.45)      (1.45)      (1.40)
Net realized gain on investments             ---       (0.02)      (0.17)      (0.09)      (0.85)        ---
                                         --------     ------      ------      ------      ------      ------
Total distributions to shareholders        (1.24)      (1.47)      (1.67)      (1.54)      (2.30)      (1.40)
                                         --------     ------      ------      ------      ------      ------
Net Asset Value, End of Period            $23.44      $22.32      $21.75      $21.45      $22.19      $23.72
                                         ========     ======      ======      ======      ======      ======
-------------------------------------------------------------------------------------------------------------
Total Return 1                             10.98%       9.64%       9.44%       3.66%       3.34%      10.42%
=============================================================================================================
Ratio of net expenses to average
  net assets 1                              1.00%       1.18%       1.19%       1.25%       1.21%       1.27%

Ratio of total expenses to average
  net assets 1                              1.17%       1.18%       1.20%       1.26%       1.21%         N/A

Ratio of net investment income
  to average net assets                     5.55%       6.45%       6.91%       6.52%       6.18%       6.14%

Portfolio turnover                            24%         16%         10%         39%         55%         35%

Net assets at end of period
  (000's omitted)                         $128,341    $66,817     $51,383     $33,389     $42,730     $41,298
=============================================================================================================



FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended December 31,
------------------------------------------------------------------------------------------------------------
                                                             MANAGERS GLOBAL BOND FUND
                                         -------------------------------------------------------------------
                                           2002        2001        2000        1999        1998        1997
                                         --------     ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD      $17.97      $18.98      $19.44      $22.38      $20.93      $21.40
                                         --------     ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment income                       0.81        0.57 5      0.72        0.82        0.92        0.97 4
Net realized and unrealized gain (loss)
  on investments                            2.57       (1.33)5     (1.06)      (3.05)       3.08       (0.93)
                                         --------     ------      ------      ------      ------      ------
Total from investment operations            3.38       (0.76)      (0.34)      (2.23)       4.00        0.04
                                         --------     ------      ------      ------      ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------
Net investment income                        ---         ---       (0.12)      (0.49)      (1.16)      (0.17)
Net realized gain on investments             ---       (0.25)        ---       (0.22)      (1.39)      (0.34)
                                         --------     ------      ------      ------      ------      ------
Total distributions to shareholders          ---       (0.25)      (0.12)      (0.71)      (2.55)      (0.51)
                                         --------     ------      ------      ------      ------      ------
Net Asset Value, End of Period            $20.58      $17.97      $18.98      $19.44      $22.38      $20.93
                                         --------     ------      ------      ------      ------      ------
-------------------------------------------------------------------------------------------------------------
Total Return 1                             18.85%     (4.10)%     (1.62)%     (9.97)%     19.27%       0.16%
=============================================================================================================
Ratio of net expenses to average
  net assets 1                              1.55%       1.45%       1.47%       1.54%       1.53%       1.63%

Ratio of total expenses to average
  net assets 1                              1.56%       1.46%       1.50%       1.54%       1.56%         N/A

Ratio of net investment income
  to average net assets                     4.01%       2.87% 5     4.07%       3.77%       4.14%       4.75%

Portfolio turnover                           220%        244%        176%        171%        232%        197%

Net assets at end of period
  (000's omitted)                         $19,746     $19,879     $22,723     $19,073     $22,067     $17,465
=============================================================================================================


The following footnotes are reference points in the Financial Highlights for each of the Funds:

(1) Certain Funds have entered into arrangements with unaffiliated broker-dealers who have paid a portion of the Funds' expenses. In addition, all the Funds have received credits against their custodian expenses for uninvested overnight cash balances. The Managers Funds LLC has waived or reimbursed some expenses for certain Funds. Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

(2) Not annualized.

(3) Annualized.

(4) Calculated using the average shares outstanding during the year.

(5) Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment
    Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period on International Equity, Intermediate Bond and Global Bond was to decrease net investment income and increase net realized gain (loss) per share by $0.01, $0.04 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for International Equity, Intermediate Bond and Global Bond would have been 0.46%, 5.22% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

                           YOUR ACCOUNT
                           ------------

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Fund family or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. A fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Managers International Equity Fund and Managers Emerging Markets Equity Fund invest in securities that trade in foreign markets. Because substantial time may pass between the time the local market for a security closes and the time a Fund calculates its NAV (typically the close of the NYSE), intervening events may call into question the reliability of the closing local market price for that security. On behalf of Managers International Equity Fund and Managers Emerging Markets Fund, the Manager monitors intervening events that may affect the value of securities held in each Fund's portfolio and, in accordance with procedures adopted by the Funds' Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time each Fund's NAV is calculated.

Minimum Investments in the Funds
--------------------------------
Cash investments in the Funds must be in U.S. dollars.
Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

The following table provides the minimum initial and additional investments in any Fund directly or through
ManagersChoice:

                                   MANAGERS FUNDS                  MANAGERSCHOICE
                             Initial       Additional         Initial       Additional
                             Investment    Investment         Investment    Investment
                             ----------    ----------         ----------    ----------
Regular Accounts             $2,000        $100               $50,000       $500
Traditional IRA               1,000         100                50,000        500
ROTH IRA                      1,000         100                50,000        500
Education Savings             1,000         100                50,000        500
  Account
SEP IRA                       1,000         100                50,000        500
SIMPLE IRA                    1,000         100                50,000        500


The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (Also known as a Coverdell Education
Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.
You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES
-----------------------

                 Managers Funds                                      ManagersChoice
By Mail          ---------------------------------------------       ------------------------------------------------
                 To open your account, complete and sign the         To open your account, complete and sign the
                 account application and make your check             account application and make your check payable
                 payable to The Managers Funds. Mail the check       to The Managers Funds. Mail the check and
                 and account application to:                         account application to:

                 The Managers Funds                                  The Managers Funds
                 c/o BFDS, Inc.                                      c/o PFPC Brokerage Services, Inc.
                 P.O. Box 8517                                       P.O. Box 61487
                 Boston, MA 02266-8517                               King of Prussia, PA 19406-0897

                 To purchase additional shares, write a letter of    To purchase additional shares, write a letter of
                 instruction (or complete your investment stub).     instruction (or complete your investment stub).
                 Send a check and investment stub or written         Send a check and investment stub or written
                 instructions to the above address. Please include   instructions to the above address. Please
                 your account number and Fund name on your           include your account number and Portfolio name
                 check.                                              on your check.

By Telephone
                 After establishing this option on your account,     After establishing this option on your account,
                 call the Fund (800) 252-0682. The minimum           call a client service representative at (800) 358-
                 additional investment is $100.                      7668. The minimum additional investment is $500.
By Wire

                 Call the Fund at (800) 252-0682. Instruct your      Call the Fund at (800) 358-7668. Instruct your
                 bank to wire the money to State Street Bank and     bank to wire the money to Boston Safe Deposit
                 Trust Company, Boston, MA 02101; ABA                and Trust; ABA #011-001234; BFN-The Managers
                 #011000028; BFN-The Managers Funds A/C              Funds A/C 04-5810, FBO Shareholder name,
                 9905-001-5, FBO shareholder name, account           account number and Portfolio name. Please be
                 number and Fund name. Please be aware that          aware that your bank may charge you a fee for
                 your bank may charge you a fee for this service.    this service.

By Internet      If your account has already been established, see   Not available
                 our website at http://www.managersfunds.com. The
                 minimum additional investment is $100.

Note:	If you redeem shares following a purchase by check,
the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES
------------------
You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

                Managers Funds                                       ManagersChoice
By Mail         -----------------------------------------------      --------------------------------------------------
                Write a letter of instruction containing:            Write a letter of instruction containing:
                  - the name of the Fund(s)                            - the name of the Portfolio(s)
                  - dollar amount or number of shares to be            - dollar amount or number of shares to be redeemed
                    redeemed                                           - your name
                  - your name                                          - your account number(s)
                  - your account number(s)                             - signature(s) of all account owners
                  - signatures of all account owners
                and mail the written instructions to The Managers    and mail the written instructions to The Managers
                Funds, c/o Boston Financial Data Services, Inc.,     Funds, c/o PFPC Brokerage Services, Inc., P.O.
                P.O. Box 8517, Boston, MA 02266-8517.                Box 61487, King of Prussia, PA 19406-0897.

By Telephone
                After establishing this option on your account, call After establishing this option on your account, call a
                the Fund at (800) 252-0682.                          client service representative at (800) 358-7668.

                Telephone redemptions are available only for         Telephone redemptions are available only for
                redemptions which are below $25,000.                 redemptions which are below $25,000 per Fund or
                                                                         $100,000 per Portfolio.
By Internet
                See our website at http://www.managersfunds.com.     Not available.

Note:	If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

FOR THE MANAGERS FUNDS: Redemptions of $25,000 and over require a
SIGNATURE GUARANTEE. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public CANNOT provide a signature guarantee. Each account holder's signature must be guaranteed.

FOR MANAGERSCHOICE: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee.
A MEDALLION GUARANTEE is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A Guarantor Institution is a financial institution, which guarantees a signature. The financial insitution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

INVESTOR SERVICES
-----------------
Automatic Reinvestment Plan Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Withdrawals Allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

Individual Retirement Accounts Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege Allows you to exchange your shares of the Funds for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time. Note: Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

Systematic Purchase Plan Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

ManagersChoice Statement Fee An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

Systematic Withdrawal Plan Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account.

OTHER OPERATING POLICIES
------------------------
The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

  *redeem an account if the value of the account falls below $500 due to redemptions;

  * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission

  * change the minimum investment amounts;

  * delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

  * make a redemption-in-kind (a payment in portfolio securities instead of in cash;

  * refuse a purchase order for any reason;

  * refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading
    (to be determined in our discretion); and

  * terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

                    ACCOUNT STATEMENTS
                    ------------------

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

                DIVIDENDS AND DISTRIBUTIONS
                ---------------------------

Income dividends, if any, for each of the Equity Funds, are normally declared and paid annually. Capital gain distributions, if any, for each of the Equity Funds, are normally declared and paid annually in December. Capital gain distributions, if any, for the Value Fund are currently declared and paid in June and December.

Income dividends, if any, for the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid monthly. Income dividends, if any, for the Global Bond Fund are normally declared and paid annually. Capital gain distributions, if any, for each of the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid annually in August and December. Capital gain distributions, if any, for the Global Bond Fund are normally declared and paid in December.

                     TAX INFORMATION
                     ---------------

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All income dividends and short-term capital gain distributions are generally taxable to you as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of a Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares.
An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

  * fail to provide a social security number or taxpayer identification number;

  * fail to certify that their social security number or taxpayer identification number is correct; or

  * fail to certify that they are exempt from withholding.

APPENDIX A
----------

                    Description of Indexes
                    ----------------------

S&P 500 Index
-------------
The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2002, the range of market capitalizations for the S&P 500 Index was $279 million to $276 billion.

S&P MidCap 400 Index
--------------------
The S&P MidCap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size (generally the market cap range is from $1 billion to around $5 billion), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2002, the range of market capitalization for the S&P MidCap 400 Index was $132 million to $7.3 billion.

Russell 2000(r) Index
-------------------
Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000r Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $629 million; the median market capitalization was approximately $302 million. The largest company in the index had an approximate market capitalization of $2.4 billion. As of December 31, 2002, the range of market capitalizations for the Russell 2000 Index was $5.5 million to $2.4 billion.

MSCI EAFE Index
---------------
Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Free Index
--------------------------------
Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The EMF (Emerging Markets Free) Index includes the following emerging countries: Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan Thailand Free, Turkey, and Venezuela.

Merrill Lynch 3-Month U.S. Treasury Bill Index
----------------------------------------------
The Merrill Lynch 3-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected.

Merrill Lynch 6-Month U.S. Treasury Bill Index
----------------------------------------------
The Merrill Lynch 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for seasoned 1-Year Bill to be selected.

Salomon Smith Barney Mortgage Index
-----------------------------------
The Salomon US Broad Investment-Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The Salomon Smith Barney Mortgage Index, a component of the USBIG Index, comprises 30- and 15-year GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. The principal payment component of the total-rate-of-return computation for the Mortgage Index includes both scheduled principal amortization and unscheduled principal prepayment. The Mortgage Index accounts for all mortgage payments (principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments.

Lehman Brothers Government/Credit Index
---------------------------------------
The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Indices. The
Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Lehman Brothers Intermediate Government/Credit Index
----------------------------------------------------
The Intermediate Government/Credit Index is a subset of and follows all the index rules for the Government/Credit Index. The Intermediate Index includes securities in the intermediate maturity range (maturity from 1 up to (but not including) 10 years) of the Government/Credit Index. The Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Salomon Smith Barney World Government Bond Index
------------------------------------------------
The Salomon Smith Barney World Government Bond Index (WGBI) includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Market eligibility is determined by market capitalization and investability criteria. A market's eligible issues must total at least USD20 billion, EUR15 billion, and JPY2.5 trillion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies these criteria, it is added to the WGBI beginning with the next month's profile. With the advent of EMU, the Euro-bloc is treated as a single market and individual EMU government debt markets are not subject to market size criteria.

For More Information
--------------------
Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:      1-800-835-3879

By Mail:           The Managers Funds
                   40 Richards Avenue
                   Norwalk, CT  06854

On the Internet:   Electronic copies are
                   available on our website at
                   http://www.managersfunds.com

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Information about the Funds including each Fund's current Statement of Additional Information and Annual and Semi-Annual Report is on file with the Securities and Exchange Commission. Each Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-
8090). Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.


Investment Company Act Registration Number 811-3752

               THE MANAGERS FUNDS


                    VALUE FUND
            CAPITAL APPRECIATION FUND
               SMALL COMPANY FUND
               SPECIAL EQUITY FUND
            INTERNATIONAL EQUITY FUND
           EMERGING MARKETS EQUITY FUND
               INTERMEDIATE BOND FUND
                    BOND FUND
                GLOBAL BOND FUND
        ------------------------------
	STATEMENT OF ADDITIONAL INFORMATION

               DATED MAY 1, 2003

---------------------------------------------------------------
You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds LLC at (800) 835-3879.
 The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds.
 It should be read in conjunction with each Fund's
Prospectus.

The Financial Statements of the Funds, including the Report of Independent Accountants, for the fiscal year ended December 31, 2002 included in the Funds' Annual Report for the fiscal year ended December 31, 2002 are incorporated into this Statement of Additional Information by reference. The Annual Report is available without charge by calling The Managers Funds LLC at (800) 835-3879.

                  TABLE OF CONTENTS
                  -----------------

                                                                      Page
                                                                      -----
GENERAL INFORMATION                                                    1
INVESTMENT OBJECTIVES AND POLICIES                                     1
Investment Techniques and Associated Risks                             3
Diversification Requirements for the Funds                            11
Fundamental Investment Restrictions                                   12
Temporary Defensive Position                                          12
Portfolio Turnover                                                    12
TRUSTEES AND OFFICERS                                                 13
Trustees' Compensation                                                15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                   16
Control Persons                                                       16
Management Ownership                                                  17
MANAGEMENT OF THE FUNDS                                               17
Investment Manager and Sub-Advisers                                   17
Compensation of Investment Manager and Sub-Advisers                   22
Fee Waivers and Expense Limitations                                   23
Fund Management and Sub-Advisory Agreements                           23
Code of Ethics                                                        25
Administrative Services; Distribution Arrangements                    26
Custodian                                                             26
Transfer Agent                                                        26
Independent Public Accountants                                        26
BROKERAGE ALLOCATION AND OTHER PRACTICES                              26
Brokerage Commissions                                                 27
Brokerage Recapture Arrangements                                      27
PURCHASE, REDEMPTION AND PRICING OF SHARES                            28
Purchasing Shares                                                     28
Redeeming Shares                                                      29
Exchange of Shares                                                    30
Net Asset Value                                                       30
Dividends and Distributions                                           30
CERTAIN TAX MATTERS                                                   31
Federal Income Taxation of Fund-in General                            31
Taxation of the Funds' Investments                                    31
Federal Income Taxation of Shareholders                               32
Foreign Shareholders                                                  33
Foreign Taxes                                                         33
Tax-Exempt Investors                                                  33
State and Local Taxes                                                 34
Other Taxation                                                        34
PERFORMANCE DATA                                                      34
Yield                                                                 34
Average Annual Total Return                                           35
After Tax Returns                                                     35
Performance Comparisons                                               38
Massachusetts Business Trust                                          38
Description of Shares                                                 39
Additional Information                                                40
FINANCIAL STATEMENTS                                                  41





GENERAL INFORMATION
-------------------
This Statement of Additional Information relates to
Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Intermediate Bond Fund, Managers Bond Fund and Managers Global Bond Fund (each a "Fund", and collectively the "Funds"). Each Fund is a series of shares of beneficial interest of The Managers Funds, a no-load mutual fund family formed as a Massachusetts business trust (the "Trust"). The Trust was organized on November 23, 1987.

This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.

Unlike other mutual funds which employ a single manager to manage their portfolios, several of the Funds employ a multi-manager investment approach which achieves added diversification within a Fund's portfolio.

The Managers Funds LLC, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the "Trustees"), an independent asset manager, or a team of independent asset managers (the "Sub-Advisor" or "Sub-Advisors") to manage each Fund's investment portfolio. The Managers Funds LLC (the "Investment Manager") also monitors the performance, security holdings and investment strategies of these independent, external Sub-Advisors and researches any potential new Sub-Advisors for the Fund family. See "Management of the Funds."

Investments in the Funds are not:

  * Deposits or obligations of any bank;
  * Guaranteed or endorsed by any bank; or
  * Federally insured by the Federal Deposit Insurance
    Corporation, the Federal Reserve Board
    or any other federal agency.


INVESTMENT OBJECTIVES AND POLICIES
----------------------------------
The following is additional information regarding the investment policies used by the Funds in an attempt to achieve their respective objectives. Each Fund is an open-end, diversified management investment company, with the exception of Managers Global Bond Fund which is an open-end, non-diversified management investment company.

Managers Small Company Fund (the "Small Company Fund") invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies (as defined in the prospectus). This policy may not be changed without providing Fund shareholders at least 60 days' prior written notice.

Managers Special Equity Fund (the "Special Equity Fund") and Managers International Equity Fund (the "International Equity Fund") each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund may not change this policy without providing its shareholders at least 60 days' prior written notice.

Managers Emerging Markets Equity Fund (the "Emerging
Markets Equity Fund") invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may not be changed without providing shareholders of the Fund at least 60 days' prior written notice.

Managers Intermediate Bond Fund (the "Intermediate Bond
Fund"), Managers Bond Fund (the "Bond Fund") and Managers Global Bond Fund (the "Global Bond Fund") each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. Each Fund may not change the policy without providing shareholders at least 60 days' prior written notice.

Investment Techniques and Associated Risks
------------------------------------------
The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Quality and Diversification Requirements of the Funds."

(1)	Asset-Backed Securities.  Each Fund may invest in
securities referred to as asset-backed securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to additional risks.
These risks are limited to the security interest in the collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2)	Cash Equivalents.  Each Fund may invest in cash
equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Each Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are "accepted" by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Each Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Each Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company.
 They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S.
dollars by European issuers.

Repurchase Agreements. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Investment Manager. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will any Fund enter into repurchase agreements for more than seven
(7) days.

Repurchase agreements could have certain risks that may adversely affect a Fund. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

(3)	Reverse Repurchase Agreements.  Each Fund may enter
into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may cause any gains or losses for a Fund to become magnified.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. A Fund will establish and maintain a separate account with the custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(4)	Eurodollar Bonds.  Each Fund may invest in Eurodollar
bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

European Currency Unit Bonds.  Each Fund may invest in
European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units ("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

(5)	Emerging Market Securities.  The International Equity
Fund, the Emerging Markets Equity Fund, the Bond Fund and the Global Bond Fund may invest in emerging market securities. Furthermore, the nature of the Emerging Markets Equity Fund is to invest most of its total assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors, which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experiences in foreign countries.
 Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund's operations and the ability to obtain a judgment against an issuer in an emerging market country.

(6)	Foreign Securities.  Each Fund may invest in foreign
securities either directly or indirectly in the form of American Depositary Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

Investors should be aware that the value of a Fund's investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect a Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. dollar.

Forward Foreign Currency Exchange Contracts.  The
International Equity Fund, the Emerging Markets Equity Fund, the Bond Fund, the Intermediate Bond Fund and the Global Bond Fund may purchase or sell securities of foreign countries.
Therefore, substantially all of a Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and date. The contract is usually between a bank and its customers. The contract may be denominated in U.S. dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. dollars.

In such a contract, the Funds' custodian will segregate cash or marketable securities in an amount not less than the value of a Fund's total assets committed to these contracts.
Generally, a Fund will not enter into contracts that are greater than ninety (90) days.

Forward foreign currency contracts have additional risks.
It may be difficult to determine the market movements of the currency. The value of a Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, a Fund may incur costs in converting foreign currency.

If a Fund engages in an offsetting transaction, a Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where a Fund enters into a transaction with the bank upon maturity of the original contract. A Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

Foreign Currency Considerations.  The Emerging Markets
Equity Fund will invest substantially all of its assets in securities denominated in foreign currencies. The Fund will compute and distribute the income earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollar, the Fund may be required to sell its securities in order to make its distributions in U.S. dollars. As a result, the liquidity of the Fund's securities may have an adverse affect on the Fund's performance.

The Sub-Advisor of the Emerging Markets Equity Fund will not routinely hedge the Fund's foreign currency exposure unless the Fund has to be protected from currency risk.

(7)	Futures Contracts.  Each Fund may, but is not required
to, buy and sell futures contracts to protect the value of a Fund's portfolio against changes in the prices of the securities in which it invests. When a Fund buys or sells a futures contact, a Fund must segregate cash and/or liquid securities equivalent to the value of the contract.

There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when a Fund desires to do so.

Equity Index Futures Contracts.  The Value Fund, the
Capital Appreciation Fund, the Small Company Fund and the Special Equity Fund may enter into equity index futures contracts. An equity index future contract is an agreement for a Fund to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When a Fund enters into this type of contract, a Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

Interest Rate Futures Contracts.  The Intermediate Bond
Fund, the Bond Fund and the Global Bond Fund may enter into interest rate futures contracts. An interest rate futures contract is an agreement for a Fund to buy or sell fixed-income securities at a mutually agreed upon date and price. Interest rate futures contracts are often used to hedge against anticipated changes in the level of interest rates. When a Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

(8)	Illiquid Securities, Private Placements and Certain
Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities.
 A Fund may not acquire illiquid holdings if, as a result, more than 15% of a Fund's net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven
(7) days in the normal course of business at approximately the same amount at which it was valued in a Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

A Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investors should be aware that a Fund may be subject to a risk if a Fund should decide to sell these securities when a buyer is not readily available and at a price which a Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, a Fund may obtain a less favorable price than was available when it had first decided to sell the security.

(9)	Inverse Floating Obligations.  The Intermediate Bond
Fund, the Bond Fund and the Global Bond Fund may invest up to 25% of each Fund's total assets in inverse floating obligations.
 Inverse floating obligations, also referred to as residual interest bonds, are variable rate securities which have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

There are additional risks associated with these obligations. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Sub-Advisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(10)	Investment Company Securities.  Each Fund may purchase
shares of other investment companies. Because of restrictions on direct investment made by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging Markets Equity Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The Emerging Markets Equity Fund may also incur tax liability to the extent they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

(11)	Mortgage-Related Securities.  The Intermediate Bond
Fund, the Bond Fund and the Global Bond Fund may invest in mortgage-related securities. Mortgage-related securities, also known as "pass-throughs", are certificates that are issued by governmental, government-related or private organizations. They are backed by pools of mortgage loans and provide investors with monthly payments.

There are additional risks associated with mortgage-related securities such as prepayment risk. Pools that are created by non-government issuers generally have a higher rate of interest than those pools that are issued by the government.
 This is because there is no guarantee of payment associated with non-government issuers. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages of the pools. The following are types of mortgage-related securities.

Collateralized Mortgage Obligations.  The Intermediate
Bond Fund, the Bond Fund and the Global Bond Fund may invest in collateralized mortgage obligations ("CMO"s). CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

Some mortgage-related securities have "Interest Only" or "IOs" where the interest goes to one class of holders and "Principal Only" or "POs" where the principal goes to a second class of holders. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

GNMA Mortgage Pass-Through Certificates.  The
Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration.
They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders. Ginnie Maes are highly liquid and the market for these certificates is very large.

FNMA Guaranteed Mortgage Pass-Through Certificate.
The Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in FNMA Mortgage Pass-Through Certificates
("Fannie Maes").    Fannie Maes are undivided interests in a
pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and do not receive the full faith and credit of the United States.

(12)	Municipal Bonds.  Each Fund may invest in three types
of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(13)	Obligations of Domestic and Foreign Banks.  Each
Fund may enter into obligations of domestic and foreign banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(14)	Option Contracts.

Covered Call Options.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special Equity Fund may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

A call option is a short-term contract that is generally for no more than nine (9) months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if a Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

A Fund may terminate its obligation under an outstanding call option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. As a result, a Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered call options. A Fund is required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to a Fund writing a covered call option. If the value of the underlying securities increases above the option price, the Fund will not benefit from the appreciation.

Covered Put Options.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special Equity
Fund may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if a Fund which is writing the option is short or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

A Fund may terminate its obligation under an outstanding option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. As a result, a Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

	There are risks associated with writing covered put options. A Fund is required to pay brokerage fees in order to write covered put options as well as fees for the sales of the underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to a Fund writing a covered put option.

Dealer Options.  Each Fund may use Dealer Options.
Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub-Advisor and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

Puts and Calls.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts. A Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

(15)	Rights and Warrants.  Each Fund may purchase rights and
warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

(16)	Securities Lending.  Each Fund may lend its portfolio
securities in order to realize additional income. This lending is subject to a Fund's investment policies and restrictions.
Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash in a variety of money market and other short-term instruments and earn income on such investments. However, a Fund will also bear the risk of any loss on such investments.

(17)	Segregated Accounts.  Each Fund will establish a
segregated account with its custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

(18)	Short Sales.  Each Fund may enter into short sales.  A
Fund enters into a short sale when it sells a security that it does not own. A broker retains the proceeds of the sales until a Fund replaces the sold security. A Fund arranges with the broker to borrow the security. A Fund must replace the security at its market price at the time of the replacement. As a result, a Fund may have to pay a premium to borrow the security and a Fund may, but will not necessarily, receive any interest on the proceeds of the sale. A Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure a Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time a Fund replaces the security, a Fund will incur a loss. If the price declines during that period, a Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest a Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest a Fund will have to pay in connection with the short sale. For tax planning reasons, a Fund may also engage in short sales with respect to a security that a Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

(19)	U.S. Treasury Securities.  The Intermediate Bond Fund,
the Bond Fund and the Global Bond Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Additional U.S. Government Securities.  The
Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and
(c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(20)	Variable Rate Securities.    The Intermediate Bond
Fund, the Bond Fund and the Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate ("contingent security") such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(21)	When-Issued Securities.  Each Fund may purchase
securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, a Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of a Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

To facilitate these transactions, a Fund will maintain a segregated account with the custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow.
 If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against unanticipated changes in interest rates.

Diversification Requirements for the Funds
------------------------------------------
Each Fund, with the exception of the Global Bond Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Sub-Advisor(s).


Lower-Rated Debt Securities
---------------------------
Global Bond Fund, Intermediate Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

	For the fiscal year ended December 31, 2002, for the Funds which invested in junk bonds, Intermediate Bond Fund and Bond Fund, the ratings of the debt obligations held by each Fund, expressed as a percentage of each Fund's total investments, were as follows:


                                       C>

Ratings                      Intermediate Bond Fund       Bond Fund
-------                      ----------------------       ---------
Government and AAA/Aaa               79%                      38%
AA/Aa                                 0%                       2%
A/A                                   0%                      15%
BBB/Baa                               0%                      35%
BB/Ba                                 0%                       5%
Not Rated                            21%                       5%


Fundamental Investment Restrictions
-----------------------------------
The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Value Fund, Capital Appreciation Fund, Special Equity
Fund, International Equity Fund, Emerging Markets Equity Fund,
Intermediate Bond Fund, Bond Fund and Global Bond Fund may not:

(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Underwrite the securities of other issuers, except to
the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4)	Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell physical commodities, except that each
Fund may purchase or sell options and futures contracts thereon.

(6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value,
(ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
(7)	Invest more than 25% of its total assets in the
securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

(8)	Purchase from or sell portfolio securities to its
officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC
Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange
Commission.

The Small Company Fund may not:

(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Underwrite the securities of other issuers, except to
the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4)	Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell commodities or commodity contracts,
except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(7)	With respect to 75% of its total assets, purchase
securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8)	Invest more than 25% of its total assets in the
securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S.
Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

Temporary Defensive Position
----------------------------
Each Fund may invest, at the discretion of its Sub-
Advisor(s), without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund(s) are invested in these instruments, the Fund(s) will not be pursuing their investment objective.

Portfolio Turnover
------------------
Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with a Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to a Fund.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years, the portfolio turnover rates for each of the Funds were as follows:

Fund                             2002          2001
------------------               ----          ----
Value Fund                        53%          147%
Capital Appreciation Fund        141%          265%
Small Company Fund (a)	         134%           95%
Special Equity Fund               67%           62%
International Equity Fund        132%          108%
Emerging Markets Equity Fund      68%           69%
Intermediate Bond Fund           222%          153%
Bond Fund                         24%           16%
Global Bond Fund                 220%          244%



TRUSTEES AND OFFICERS
---------------------

Trustees and Officers of the Trust
----------------------------------

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by at least two-thirds of the number of Trustees remaining after such removal (provided that there shall not be fewer than 3 remaining Trustees); (c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10% or more of the outstanding shares of the Trust.

Independent Trustees
--------------------
The following Trustees are not "interested persons" of the Trust within the meaning of the 1940 Act:

NAME AND               POSITION(S) HELD     PRINCIPAL OCCUPATIONS        NUMBER OF FUNDS    OTHER
DATE OF BIRTH          WITH THE FUND        DURING PAST 5                IN FUND COMPLEX    DIRECTORSHIPS
                       AND LENGTH OF        YEARS                        OVERSEEN BY        HELD BY
                       TIME SERVED                                       TRUSTEE*           TRUSTEE
--------------------   -------------------- ---------------------        ------------------ ---------------
Jack W. Aber           Trustee since 1999   Professor of Finance
DOB:  9/9/37                                Boston University                               Director of
                                            School of Management                22          Appleton
                                            (1972-Present)                                  Growth Fund
                                                                                            (1 portfolio)
                                                                                            Director of
                                                                                            Third Avenue
                                                                                            Trust (4 portfolios)


William E. Chapman, II Trustee since 1999   President and Owner                 22          Director of
DOB:  9/23/41                               Loneboat Retirement                             Third Avenue
                                            Planning Solutions                              Trust (4 portfolios)
                                            (1998-Present); Hewitt
                                            Associates, LLC (part
                                            time) provider of
                                            Retirement and
                                            Investment Education
                                            Seminars); President
                                            Retirement Plans Group,
                                            Kemper Funds (1990-1998)


Edward J. Kaier        Trustee since 1999   Partner, Hepburn                    22          Director of
DOB:  9/23/45                               Willcox, Hamilton &                             Third Avenue
                                            Putnam (1977-Present)                           Trust (4 portfolios


Madeline H. McWhinney  Trustee since 1987   Member, Investment Committee        14          None
DOB:  3/11/22                               New Jersey Supreme Court
                                            (1990-Present); Member,
                                            Advisory Board on Professional
                                            Ethics, New Jersey Supreme
                                            Court (1983-1998); President,
                                            Dale, Elliott & Company, Inc.
                                            (Management Consultant)
                                            (1977-1994)


Steve J. Paggioli      Trustee since 1993   Consultant, Trustee,                14          None
                                            Professionally Managed
                                            Portfolios (1991-Present);
                                            formerly Executive Vice
                                            President and DIrector, The
                                            Wadsworth Group (1986-2001);
                                            Executive Vice President, and
                                            Director, Investment Company
                                            Administration, LLC (1990-2001);
                                            Vice President, Secretary and
                                            Director, First Fund
                                            Distributors, Inc. (1991-2001)

Eric Rakowski          Trustee since 1999   Professor, University of            22          Director of
DOB:  6/5/58                                California at Berkeley                          Third Avenue
                                            School of Law (1990-                            Trust (4 portfolios)
                                            Present); Visiting                              Director of
                                            Professor, Harvard Law                          Third Avenue
                                            School (1998-1999)                              Variable Series
                                                                                            Trust (1 portfolio)


Thomas R. Schneeweis   Trustee since 1987   Professor of Finance, University    14          None
                                            of Massachusetts (1985-Present);
                                            Managing Director, CISDM at the
                                            University of Massachusetts,
                                            (1994-Present); President and
                                            Chief Executive Officer, Schneeweis
                                            Partners, LLC (2001-Present)


* The Fund Complex consists of The Managers Funds, Managers AMG
Funds, Managers Trust I and Managers Trust II.


Interested Trustees (1)
-----------------------
The following Trustee are "interested persons" of the Trust within the meaning of the 1940 Act:

NAME, AND              POSITION(S) HELD     PRINCIPAL OCCUPATIONS        NUMBER OF FUNDS    OTHER
DATE OF BIRTH          WITH THE TRUST       DURING PAST 5                IN FUND COMPLEX    DIRECTORSHIPS
                       AND LENGTH OF        YEARS                        OVERSEEN BY        HELD BY
                       TIME SERVED                                       TRUSTEE*           TRUSTEE/OFFICER
--------------------   -------------------- ---------------------        ------------------ ---------------
Sean M. Healey         Trustee since 1999   President and Chief
DOB:  5/9/61                                Operating Officer,
                                            Affiliated Managers                 22          None
                                            Group, Inc. (1999-Present);
                                            Director, Affiliated
                                            Managers Group, Inc.
                                            (2001-Present); Executive
                                            Vice President; Affiliated
                                            Managers Group, Inc.
                                            (1995-1999); Vice President,
                                            Goldman, Sachs &
                                            Company (1987-1995)


Peter M. Lebovitz      Trustee since 2002   President and Chief
DOB:  1/18/55          President since 1999 Executive Officer, The
                                            Managers Funds LLC                  22          None
                                            (1999-Present); President
                                            Managers Distributors, Inc.
                                            (2000-Present); Director of
                                            Marketing, The Managers
                                            Funds, LP (1994-1999);
                                            Director of Marketing,
                                            Hyperion Capital
                                            Management, Inc. (1993-
                                            1994); Senior Vice
                                            President, Greenwich Asset
                                            Management, Inc. (1989-1993)

* The Fund Complex consists of The Managers Funds, Managers AMG
Funds, Managers Trust I and Managers Trust II.

(1) Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

Officers
--------

NAME AND               POSITION(S) HELD     PRINCIPAL OCCUPATIONS
DATE OF BIRTH          WITH THE FUND        DURING PAST 5
                       AND LENGTH OF        YEARS
                       TIME SERVED
--------------------   -------------------- ---------------------
Donald S. Rumery       Treasurer since 1995 Director, Finance and
DOB:  5/29/58          Secretary since 1997 Planning, The Managers
                                            Funds LLC (1994-Present);
                                            Treasurer and Chief
                                            Financial Officer, Managers
                                            Distributors, Inc.
                                            (2000-Present); Treasurer
                                            and Secreatary, Managers
                                            Trust I; Secretary and
                                            Treasurer of Managers
                                            Trust II and Treasurer
                                            of Managers AMG Funds


Galan G. Daukas        Chief Financial      Chief Financial Officer, Managers
DOB: 10/24/63             Officer           Trust I, Managers Trust II and
                       since 2002           Managers AMG Funds (2002-Present);
                                            Chief Operating Officer, The
                                            Managers Funds LLC (2002-Present);
                                            Chief Operating Officer and
                                            Chairman of the Management
                                            Committee, Harbor Capital
                                            Management Co., Inc.
                                            (2000-2002); Chief
                                            Operating Officer, Fleet
                                            Investment Advisors (1992-
                                            2000)

Trustee Share Ownership
-----------------------

                                                              AGGREGATE DOLLAR RANGE
                                                              OF EQUITY SECURITIES
                                                              IN ALL REGISTERED
                                                              INVESTMENT COMPANIES
                                  DOLLAR RANGE OF EQUITY      OVERSEEN BY TRUSTEE IN
                                  SECURITIES IN THE FUNDS     FAMILY OF INVESTMENT
                                  BENEFICIALLY OWNED AS OF    COMPANIES* BENEFICIALLY
                                  DECEMBER 31, 2002           OWNED AS OF DECEMBER 31, 2002
                                  -----------------------     -----------------------------
INDEPENDENT TRUSTEES:
---------------------
Jack W. Aber                           $1 to $10,000              $10,001 to $50,000
William E. Chapman II                  Over $100,000                 Over $100,000
Edward J. Kaier                        Over $100,000                 Over $100,000
Madeline H. McWhinney               $50,001 to $100,000           $50,001 to $100,000
Steven J. Paggioli                  $50,001 to $100,000           $50,001 to $100,000
Eric Rakowski                       $50,001 to $100,000           $50,001 to $100,000
Thomas R. Schneeweis                       None                   $10,001 to $50,000

INTERESTED TRUSTEES:
--------------------
Sean M. Healy                       $50,001 to $100,000           $50,001 to $100,000
Peter M. Lebovitz                      Over $100,000                 Over $100,000


* The Managers Funds family of funds consists of The Managers
Funds, Managers AMG Funds, Managers Trust I, and Managers
Trust II.

Audit Committee
---------------
The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees' Compensation
----------------------
For their services as Trustees of The Managers Funds and other mutual funds within The Managers Funds LLC complex for the fiscal year ended December 31, 2002, the Trustees were compensated as follows:

COMPENSATION TABLE:
-------------------

                                Aggregate               Total Compensation
                                Compensation from the   from the Funds and the
Name of Trustee                 Funds(a)                Fund COmplex Paid to Trustees(b)
----------------------          ---------------------   --------------------------------
Independent Trustees:
---------------------
Jack W. Aber                           $24,500                 $31,500
William E. Chapman, II                 $24,500                 $31,500
Edward J. Kaier                        $24,500                 $31,500
Madeline McWhinney                     $24,500                 $26,500
Steven J.Paggioli                      $23,500                 $25,500
Eric Rakowski                          $24,000                 $31,000
Thomas R. Schneeweis                   $24,000                 $26,000

Interested Trustees:
--------------------
Peter M. Lebovitz                       None                     None
Sean M. Healey                          None                     None



____________________

(a)	Compensation is calculated for the 12 months ended
December 31, 2002. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the
12-month period ended December 31, 2002 for services as Trustees of The Managers Funds, Managers AMG Funds, The
Managers Trust I and/or The Managers Trust II.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons
---------------
As of February 11, 2003 Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, CA, a corporation organized under the laws of California, "controlled" (within the meaning of the 1940 Act) the Managers Special Equity Fund, the Managers Emerging Markets Equity Fund and the Managers Bond Fund. As of February 11, 2003, National Financial Services Corp., located at 200 Liberty Street, New York, New York, a corporation organized under the laws of Massachusetts, "controlled" (within the meaning of the 1940 Act) the Managers International Equity Fund and Managers Emerging Markets Fund.
As of February 11, 2003, PFPC Brokerage Services ("PFPC"), located at 211 South Gulph Road, King of Prussia, PA, a corporation organized under the laws of Massachusetts, "controlled" (within the meaning of the 1940 Act) the Managers Value Fund, the Managers Small Company Fund and the Managers Global Bond Fund. PFPC is a subsidiary of PNC Financial Services Group, Inc. An entity or person which "controls" the Fund could have effective voting control over a Fund. Each of these shareholders is an omnibus account-holder that hold Fund shares on behalf of its customers.

Principal Holders of Securities
-------------------------------
As of February 11, 2003, the following persons or entities owned of record more than 5% of the outstanding shares of the
Funds:

Managers Value Fund
-------------------
PFPC Brokerage Services, King of Prussia, PA       50%
Charles Schwab & Co., Inc., San Francisco, CA      14%
Fidelity Investments Institutional, Covington, KY  13%

Managers Capital Appreciation Fund
----------------------------------
PFPC Brokerage Services, King of Prussia, PA       21%
Charles Schwab & Co., Inc., San Francisco, CA      20%
Mellon Bank, NA., Everett, MA                       9%
Merrill Lynch, Pierce, Fenner & Smith,
  Jacksonville, FL                                  9%
National Financial Services Corp., New York, NY     5%

Managers Small Company Fund
---------------------------
PFPC Brokerage Services, King of Prussia, PA       73%
Charles Schwab & Co., Inc., San Francisco, CA       7%
Key Bank TTEE FBO CLE FDN, Cleveland, OH            6%

Managers Special Equity Fund
----------------------------
Charles Schwab & Co., Inc., San Francisco, CA      26%
National Financial Services Corp., New York, NY    10%
Fidelity Investments Institutional, Covington, KY   5%

Managers International Equity Fund
----------------------------------
National Financial Services Corp., New York, NY    28%
Charles Schwab & Co., Inc., San Francisco, CA      19%
Merrill Lynch Pierce Fenner & Smith,
  Jacksonville, FL                                  6%

Managers Emerging Markets Equity Fund
-------------------------------------
National Financial Services Corp., New York, NY    31%
Charles Schwab & Co., Inc., San Francisco, CA      25%
PFPC Brokerage Services, King of Prussia, PA       13%
IMS & Co., Englewood, CO                            8%

Managers Intermediate Bond Fund
-------------------------------
PFPC Brokerage Services, King of Prussia, PA       22%
Charles Schwab & Co., Inc., San Francisco, CA      18%
National Financial Services Corp., New York, NY     8%
American Documentaries, Inc., Walpole, NH           5%

Managers Bond Fund
------------------
Charles Schwab & Co., Inc., San Francisco, CA      29%
Fidelity Investments Institutional, Covington, KY  15%
National Financial Services, Corp., New York, NY    9%
PFPC Brokerage Services, King of Prussia, PA        9%

Managers Global Bond Fund
-------------------------
PFPC Brokerage Services, King of Prussia, PA       54%
Charles Schwab & Co., Inc., San Francisco, CA      11%
National Financial Services, Corp., New York, NY   11%

The Trust did not know of any person who, as of February
11 2003, beneficially owned 5% or more of the outstanding shares of the Funds.

Management Ownership
--------------------
As of February  11, 2003, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any Fund.

                MANAGEMENT OF THE FUNDS
                -----------------------

Investment Manager and Sub-Advisors
-----------------------------------
The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Managers Funds LLC serves as investment manager to the Funds pursuant to a Fund Management Agreement (the "Fund Management Agreement") dated April 1, 1999. Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and AMG serves as the Managing Member of The Managers Funds LLC. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

The assets of each Fund are managed by a Sub-Advisor or a team of Sub-Advisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager also serves as administrator of each Fund and carries out the daily administration of the Trust and the Funds. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Sub-Advisors for individuals and institutional investors.

The Investment Manager recommends Sub-Advisors for the
Trust to the Trustees based upon continuing quantitative and qualitative evaluation of the Sub-Advisor's skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Advisor, and the Investment Manager does not expect to make frequent changes of Sub-Advisors.

The Investment Manager allocates the assets of each Fund of the Trust among the Sub-Advisor(s) selected for that Fund. The Sub-Advisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with a Fund's investment objectives, policies and restrictions. Generally, the services which the Sub-Advisor provides to a Fund are limited to asset management and related recordkeeping services. However, a Sub-Advisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission.

A Sub-Advisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates. The Investment Manager enters into an advisory agreement with each Sub-Advisor known as a "Sub-Advisory Agreement."

The Sub-Advisor(s) to the Funds are set forth below. The information has been supplied by the respective Sub-Advisor.

Value Fund
----------
 * Armstrong Shaw Associates Inc. ("Armstrong Shaw")

Armstrong Shaw is a corporation founded in 1984 by Jeffrey M. Shaw and Raymond J. Armstrong. As of December 31, 2002, Armstrong Shaw's assets under management totaled approximately
$[   ] billion.  Armstrong Shaw's address is 45 Grove Street,
New Canaan, CT 06840.

Jeffrey M. Shaw, Chairman and President, is the lead portfolio manager of the portion of the Fund managed by Armstrong Shaw.

 * Osprey Partners Investment Management, LLC ("Osprey
   Partners")

Osprey Partners is a limited liability corporation founded in 1998 and is 100% owned and managed by the employees of Osprey Partners. As of December 31, 2002, Osprey Partners' assets
under management totaled approximately $[    ] billion.  Osprey
Partners' address is 1040 Broad Street, Shrewsbury Executive Center II, Shrewsbury, NJ 07702.

John W. Liang, a Managing Partner and Chief Investment Officer, is the lead portfolio manager of the portion of the Fund managed by Osprey Partners.

Capital Appreciation Fund
-------------------------
 * Essex Investment Management Company, LLC ("Essex")

Essex was founded in 1976 and is owned jointly by the employees of Essex and an institutional partner, Affiliated Managers Group, Inc. As of December 31, 2002, Essex's assets under management totaled approximately $4.2 billion. Essex's address is 125 High Street, Boston, MA 02110.

Joseph C. McNay, Chairman and Chief Investment Officer, and
Daniel Beckham, Principal and Vice President, are the portfolio managers for the portion of the Fund managed by Essex.

 * Holt-Smith & Yates Advisers, Inc. ("Holt-Smith & Yates")

Holt-Smith & Yates was founded in 1987 and is 100% owned and managed by Marilyn Holt-Smith and Kristin Yates. As of December 31, 2002, Holt-Smith & Yates' assets under management totaled
approximately $[     ] million.  Holt-Smith & Yates' address is
2810 Crossroads Drive, Suite 4900, Madison, WI 53718.

Kristin Yates, founder, Managing Director and Director of Equity
Investments, is the portfolio manager for the portion of the Fund managed by Holt-Smith & Yates.

Small Company Fund
------------------
 * Kalmar Investment Advisers ("Kalmar")

Kalmar is a Delaware business trust formed in 1996 as a sister asset management organization to Kalmar Investments, which was founded in 1982. As of December 31, 2002, Kalmar's assets under
management totaled approximately $[     ] million in small
company stocks. Kalmar's address is Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware.

Ford B. Draper, Jr., President and Chief Investment Officer, leads the eight person research/portfolio management team for the portion of the Fund managed by Kalmar.

Special Equity Fund
-------------------
 * Donald Smith & Co., Inc. ("Donald Smith")

Donald Smith is a Delaware corporation organized in 1983.  As of
December 31, 2002, Donald Smith had approximately $[     ]
million in assets under management. Donald Smith's address is East 80, Route 4, Paramus, New Jersey.

Donald G. Smith is the portfolio manager of the portion of the assets of the Fund managed by Donald Smith. He has been President and a portfolio manager with Donald Smith since 1983.

 * Kern Capital Management LLC ("Kern")

Kern is a Delaware limited liability company founded in 1997 by Robert E. Kern, Jr. and David G. Kern. As of December 31, 2002,
Kern's assets under management totaled approximately $[     ]
billion.  Kern's address is 114 West 47th Street, Suite 1926, New
York, NY 10036.

Robert E. Kern, Jr., Managing Member, Chairman and Chief
Executive Officer, is the portfolio manager of the portion of the Fund managed by Kern.

 * Pilgrim Baxter & Associates, Ltd. ("Pilgrim")

Pilgrim was formed in 1982 and is owned by Old Mutual plc,
a public company.  As of December 31, 2002, Pilgrim's assets
under management totaled approximately $[     ] billion.
Pilgrim's address is 825 Duportail Road, Wayne, PA 19087.

Gary L. Pilgrim, Director, President. A team of portfolio managers are the portfolio managers of the portion of the Fund managed by Pilgrim.

 * Skyline Asset Management, L.P. ("Skyline")

Skyline was formed in 1995 and is a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2002, Skyline's assets under management totaled
approximately $[     ] billion.  Skyline's address is 311 South
Wacker Drive, Suite 4500, Chicago, Illinois 60606.

William M. Dutton, Managing Partner, and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline.

 * Westport Asset Management, Inc. ("Westport")

Westport was formed in 1983 and is 51%-owned by Andrew J. Knuth and 49%-owned by Ronald H. Oliver. As of December 31, 2002,
Westport's assets under management totaled approximately $[
] billion.  Westport's address is 253 Riverside Avenue,
Westport, CT 06880.

Andrew J. Knuth, Chairman, and Edmund Nicklin are the portfolio managers of the portion of the Fund managed by Westport. Mr.
Knuth is the Chairman of Westport and one of the founders of the firm. Mr. Nicklin is a Managing Director of Westport.

International Equity Fund
-------------------------
 * Bernstein Investment Research and Management ("Bernstein")

Bernstein Investment Research and Management ("Bernstein"), founded in 1967, is a unit of the Alliance Capital Management L.P., a Delaware limited partnership ("Alliance Capital"). As of December 31, 2002, Alliance Capital had approximately $[
] billion in assets under management. Bernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

Andrew S. Adelson is the portfolio manager of the portion of the Fund managed by Bernstein. Mr. Adelson is the Chief
Investment Officer of International Value Equities and an Executive Vice President at Alliance Capital Management L.P. since October 2000. Prior to that Mr. Adelson was the Chief Investment Officer of International Investment Management Services at Sanford C. Bernstein & Co., Inc. since 1990. He joined Bernstein in 1980.

 * Mastholm Asset Management, L.L.C. ("Mastholm")

Mastholm is a limited liability company founded in 1997.  As of
December 31, 2002, Mastholm's assets under management totaled
approximately $[     ] billion.  Mastholm's address is 10500 NE
8th Street, Bellevue, WA 98004.

Theodore J. Tyson, Managing Director, along with Joseph Jordan,
Director and Portfolio Manager, and Douglas Allen, Director and
Portfolio Manager, leads a portfolio management team of the portion of the Fund managed by Mastholm.

 * Deutsche Investment Management Americas, Inc. ("DIMA")

DIMA, formerly Zurich Scudder Investments, Inc., is an indirect, wholly-owned subsidiary of Deutsche Bank AG. DIMA has more than 80 years experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DIMA is part of Deutsche Asset Management, a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's investment centers. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

As of December 31, 2002, DIMA and its affiliates had assets
under management in excess of $[     ] billion globally.  DIMA's
address is 345 Park Avenue, New York, NY 10154.

William E. Holzer, Managing Director, is the portfolio manager of the portion of the Fund managed by Deutsche Investment
Management.

Emerging Markets Equity Fund
----------------------------
 * Rexiter Capital Management Limited ("Rexiter")

Rexiter was founded in 1997 and is majority owned by State Street Corporation through two subsidiaries. As of December 31, 2002, Rexiter's assets under management totaled approximately $[
    ] million. Rexiter's address is 21 St. James's Square, London, England SW1Y 4SS.

Murray Davey, Senior Portfolio Manager, and Kenneth King, Chief
Investment Officer, are the portfolio managers for the Fund managed by Rexiter.

Intermediate Bond Fund, Bond Fund and Global Bond Fund
------------------------------------------------------
 * Loomis, Sayles & Company, L.P. ("Loomis")

Loomis is a registered investment advisor whose origins date back to 1926. Loomis is a limited partnership whose general partner is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P.'s general partner. CDC IXIS Asset Management US, LLC is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management US Corporation is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority owned by CDC IXIS and indirectly owned, through CDC IXIS, Caisse Nationale des Caisses D'Epargne, and CNP Assurances, by Caisse des Depots et Consignations. Caisse des Depots et Consignations was created by the French government legislation and currently is supervised by the French Parliament. As of December 31, 2002, Loomis' assets under management totaled approximately $[54.8] billion. Loomis' address is One Financial Center, Boston Massachusetts [02111].

Daniel J. Fuss, CFA and Managing Director, is the portfolio manager of the Intermediate Bond Fund and the Bond Fund managed by Loomis.

Kenneth M. Buntrock and David W. Rolley each a Vice President and Portfolio Manager at Loomis, are the portfolio managers for Global Bond Fund.

Compensation of Investment Manager and Sub-Advisors
---------------------------------------------------
As compensation for the investment management services rendered and related expenses under the Fund Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay each Sub-Advisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Sub-Advisor manages. The fee paid to the Sub-Advisor is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

During the last three fiscal years ended December 31, 2000, 2001 and 2002 the Investment Manager was paid the following fees by the Funds under the Fund Management Agreement.


Fund                               2000            2001           2002
----                               ----            ----           ----

Value Fund                    $   360,754      $  442,410     $   414,520
Capital Appreciation Fund       2,742,768       1,721,537       1,122,306
Small Company Fund (a              77,643         225,748         196,440
Special Equity Fund            18,454,429	19,582,869     19,461,043
International Equity Fund       6,144,937       5,309,088       4,023,769
Emerging Markets Equity Fund (b)  104,821         170,104         275,433
Intermediate Bond Fund             94,070         106,360         102,966
Bond Fund                         257,846	  369,458         585,112
Global Bond Fund                  149,157         155,730         137,919


(a) The fee paid to the Investment Manager for the Fund has been restated to reflect a waiver of a portion of the fee in effect.

During the last three fiscal years ended December 31, 2000, 2001 and 2002 the Sub-Advisors were paid the following fees by the Investment Manager under the Sub-Advisory Agreements in effect.

Fund                                      2000        2001       2002
---------------------------------------   ---------   ---------  ---------
Value Fund
----------
Armstrong Shaw & Associates, Inc.           $70,449    $112,133   $106,538
Chartwell Investment Partners, L.P. (b)      84,630      70,513      N/A
Osprey Partners Investment Management          N/A       28,542     86,904
Scudder, Stevens & Clark (b)                 13,273        N/A        N/A

Capital Appreciation Fund
-------------------------
Essex Investment Mgmt. Co., LLC             717,083     446,898    265,061
Roxbury Capital Management, LLC (b)         652,460     119,229      N/A
Holt Smith & Yates                             N/A      223,239    296,092

Small Company Fund (a)
----------------------
HLM Management Company, Inc. (b)             20,891      55,833     12,966
Kalmar Investment Advisers                   22,242      69,583     88,227

Special Equity Fund
-------------------
Donald Smith & Co., Inc.                       N/A        N/A      449,844
Goldman Sachs Asset Management (b)	  2,041,967   1,981,480  1,786,118
Pilgrim, Baxter & Associates, Ltd.        3,430,099   2,333,282  1,985,668
Westport Asset Management                 2,495,435   2,735,457  2,530,099
Kern Capital Management LLC               2,117,360   1,792,164  1,850,127
Skyline Asset Management, L.P.               45,355   1,288,207  2,080,941


International Equity Fund
-------------------------
Deutsche Investment Management
  Americas, Inc. (c)                     $1,379,092    $969,458   $722,891
Lazard Asset Management (b)               1,405,568     952,398    159,785
Mastholm Asset Management, L.L.C.           590,353     993,926    701,206
Bernstein Investment Research
  and Management                              N/A         N/A       ______

Emerging Markets Equity Fund
----------------------------
Rexiter Capital Management Limited          104,821     110,937    179,630

Intermediate Bond Fund
----------------------
Loomis, Sayles & Co., L.P.                    N/A         N/A       16,246
Mellon Asset Management	 (b)                 47,035      39,214       N/A
Metropolitan West Asset
  Management LLC(b)                           N/A        13,966     35,520

Bond Fund
---------
Loomis, Sayles & Co., L.P.                  103,138     147,783    234,045

Global Bond Fund
----------------
Loomis, Sayles & Co., L.P.                    N/A         N/A       55,705
Rogge Global Partners plc (b)                78,247      83,509     12,736


(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Sub-Advisor no longer provides services to the Fund.
    The amounts listed reflect fees earned and paid to the sub-advisor prior to termination of the Sub-Advisory
    Agreement.
(c) Formerly known as Zurich Scudder Investments, Inc.

Fee Waivers and Expense Limitations
-----------------------------------
From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Sub-Advisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each of the Fund's Prospectus.
 Voluntary fee waivers by the Investment Manager or by any Sub-Advisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Sub-Advisor concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Fund Management and Sub-Advisory Agreements
-------------------------------------------
The Managers Funds LLC serves as investment manager to each Fund pursuant to the Fund Management Agreement. The Fund Management Agreement permits the Investment Manager to, from time to time, engage one or more Sub-Advisors to assist in the performance of its services. Pursuant to the Fund Management Agreement, the Investment Manager has entered into Sub-Advisory Agreements with each Sub-Advisor selected for the Funds of the Trust.

The Fund Management Agreement and the Sub-Advisory
Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually by the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Fund Management Agreement and the Sub-Advisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Advisor on not more than 60 days' written notice to the other party and to the Fund. The Fund Management Agreement and the Sub-Advisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.


The Fund Management Agreement provides that the Investment
Manager is specifically responsible for:

  * supervising the general management and investment of the assets and securities portfolio of each Fund;

  * providing overall investment programs and strategies for each Fund;

  * selecting and evaluating the performance of Sub-
    Advisors for each Fund and allocating the Fund's assets among these Sub-Advisors;

  * providing financial, accounting and statistical information required for registration statements and reports with the Securities and Exchange Commission;
    and

  * providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

The Funds pay all expenses not borne by the Investment
Manager or Sub-Advisor(s) including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent auditors and legal counsel for the Funds, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Advisor or their affiliates, other than affiliated registered investment companies.

Each Sub-Advisory Agreement requires the Sub-Advisor to provide fair and equitable treatment to the applicable Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate a Sub-Advisor to acquire for a Fund a position in any investment which any of a Sub-Advisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Sub-Advisor(s) makes investment decisions for a Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Sub-Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between a Fund and the other client(s) pursuant to a methodology considered equitable by a Sub-Advisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit a Fund.

The Trust has obtained from the Securities and Exchange Commission an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Sub-Advisory Agreements with Sub-Advisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new Sub-Advisors for new or existing Funds, change the terms of a particular Sub-Advisory Agreement or continue the employment of existing Sub-Advisors after events that under the 1940 Act and the Sub-Advisory Agreement would be an automatic termination of the Sub-Advisory Agreement. Although shareholder approval will not be required for the termination of Sub-Advisory Agreements, shareholders of a Fund will continue to have the right to terminate such Sub-Advisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

The following table illustrates the annual management fee rates currently paid by each Fund to the Manager, together with the portion of the management fee that is retained by the Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Sub-Advisors.



                                                      MANAGER'S PORTION OF
NAME OF FUND                  TOTAL MANAGEMENT FEE    THE TOTAL MANAGEMENT FEE
------------                  --------------------    ------------------------

Value Fund                             0.75%                  0.40%
Capital Appreciation Fund              0.80%                  0.40%
Small Company Fund                     0.90%                  0.40%
Special Equity Fund                    0.90%                  0.40%
International Equity Fund              0.90%                  0.40%
Emerging Markets Equity Fund           1.15%                  0.40%
Intermediate Bond Fund                 0.50%                  0.25%
Bond Fund                              0.625%                 0.375%
Global Bond Fund                       0.70%           0.35% up to $20 million
                                                       0.45% over $20 million


Approval of Investment Management and Sub-Advisory Agreements
-------------------------------------------------------------
The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved the Investment Management Agreement with the Manager and the Sub-Advisory Agreements between the Manager and the Sub-Advisors.
The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Sub-Advisory Agreements for the Funds, the Trustees reviewed a variety of materials relating to the Funds, the Manager and the Sub-Advisors, including performance, fee and expense information about the Funds and other similar mutual funds and performance information for relevant indices. In addition, the Trustees reviewed information provided by the Sub-Advisors relating to its operations, personnel, investment philosophy and investment strategies and techniques and information provided by the Investment Manager concerning its personnel and operations.

With respect to the Manager, the Trustees considered, among other things: (a) the nature and quality of the Manager's process for selecting Sub-Advisors; (b) the manner in which the Manager monitors the Sub-Advisors' investment performance and consistency of investment approach; (c) the Manager's administrative capabilities including its ability to supervise the Funds' other service providers; and (d) the Manager's compliance programs including those related to personal investing.

With respect to the Sub-Advisors, the Trustees considered, among other things: (i) the services to be rendered by the Sub-Advisors;
(ii) the qualification and experience of the Sub-Advisors' personnel; (iii) the Sub-Advisors' compliance programs including those related to personal investing; (iv) if initially retaining a Sub-Advisor (such a Sub-Advisor being a "New Sub-Advisor"), (A) the appropriateness of the particular investment strategy that the New Sub-Advisor would employ in managing Fund assets (its "Investment Strategy") for pursuing the Fund's investment objectives, (B) the consistency of the New Sub-Advisor's adherence to the Investment Strategy in managing accounts of its other advisory clients that had hired the Sub-Advisor to employ the Investment Strategy and
(C) for Funds with multiple Sub-Advisors, how the New Sub-Advisor's Investment Strategy would complement the Investment Strategies of the Fund's existing Sub-Advisors (each, an "Existing Sub-Advisor");
(v) if approving the continuance of the Sub-Advisory Agreement for an Existing Sub-Advisor, the consistency of the Existing Sub-Advisor's adherence to its Investment Strategy; and (vi) the Sub-Advisors' performance in employing their Investment Strategies. The Trustees also considered the financial condition of the Manager and Sub-Advisors and, as applicable, their undertakings to maintain expense limitations for certain Funds.

In the course of their deliberations regarding the Investment Management Agreement and each Sub-Advisory Agreement, the Trustees reached the following conclusions, among others: (A) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement;
(B) the Sub-Advisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (C) the Manager and the Sub-Advisor maintain appropriate compliance programs;
(D) the New Sub-Advisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives; (E) with respect to any Fund with multiple Sub-Advisors, the New Sub-Advisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives and complements those of the Fund's other Sub-Advisors; (F) the Sub-Advisor is likely to execute its Investment Strategy consistently over time; and (G) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Manager and the Sub-Advisor.

After considering these matters, the Trustees concluded that approval of the Investment Management and Sub-Advisory Agreements would be in the interests of the Funds and its shareholders.

Code of Ethics
--------------
The Trustees have adopted a Code of Ethics under Rule
17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Sub-Advisor, which codes are made applicable to "access persons" of the Trust that are also employees of the Investment Manager, the Distributor and the Sub-Advisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment.
 Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Sub-Advisors may invest in securities, including securities that may be purchased or held by the Funds.

Administrative Services; Distribution Arrangements
--------------------------------------------------
Under an Administration and Shareholder Servicing
Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the "Administrator") of the Trust. Under a Distribution Agreement between the Trust and the Distributor, the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management Agreement.
 The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Custodian
---------
The Bank of New York (the "Custodian"), 100 Church Street,
New York, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent
--------------
Boston Financial Data Services, Inc., a subsidiary of
State Street Bank and Trust Company, P.O. Box 8517, Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Funds. PFPC Brokerage Services, P.O. Box 61487, King of Prussia, Pennsylvania 19406-0897, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

Independent Public Accountants
------------------------------
PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, reviews each FUnd's federal and state income tax returns and may provide other audit, tax and related services.

        BROKERAGE ALLOCATION AND OTHER PRACTICES
        ----------------------------------------

The Sub-Advisory Agreements provide that the Sub-Advisors place all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Advisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. A Sub-Advisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, a Sub-Advisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Sub-Advisors is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which a Sub-Advisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Advisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Sub-Advisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by a Sub-Advisor.

The fees of each Sub-Advisor are not reduced by reason of their receipt of such brokerage and research services. Generally, a Sub-Advisor does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Sub-Advisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions
---------------------
During the last three fiscal years, the Funds paid the following brokerage fees:

Fund                       2000         2001         2002
------------------------   -------      -------      -------
Value Fund                $210,073     $270,249     $121,235
Capital Appreciation Fund  729,935      929,930      822,751
Small Company Fund (a)      26,195       31,760       94,664
Special Equity Fund      2,349,768    2,990,622    7,406,854
International
  Equity Fund            2,611,425    3,671,957    2,347,968
Emerging Markets
  Equity Fund               42,840       60,155      105,787


(a)The Small Company Fund commenced operations on June 19, 2000.

Brokerage Recapture Arrangements
--------------------------------
The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund.
 Consistent with its policy and principal objective of seeking best price and execution, each sub-advisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund.

During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:

Fund                                            2000            2001            2002
----------------------------------------        -----------     ------------    -----------
Value Fund
----------
Salomon Smith Barney                               $76,826           $--           $ 25,123
State Street Brokerage                              38,459           56,907          11,218

Capital Appreciation Fund
-------------------------
Capital Institutional Services, Inc.               $29,129           $4,493        $ 18,691
Salomon Smith Barney                                11,219             --             4,284
Donaldson & Co., Inc.                               56,257             --               --
Westminster Research Assoc. Inc.                    14,321             --               --
State Street Brokerage                             136,227           37,450          29,173

Small Company Fund
------------------
BNY ESI & Co.                                         $--             $--            $2,988

Special Equity Fund
-------------------
Capital Institutional Services, Inc.              $113,034          $91,448        $ 79,226
Salomon Smith Barney                                22,557          199,082          35,053
State Street Brokerage                               3,269           20,000          13,000
Donaldson & Co., Inc.                                  --            97,887          27,989

International Equity Fund
-------------------------
State Street Brokerage                             $23,932         $133,400         $27,857
Westminster Research Assoc Inc.                     50,943             --               --
BNY ESI & Co.                                          --              --            40,942


Pursuant to these arrangements, subject to best price and execution, a Sub-Advisor may use a particular broker to execute trades for a Fund and the broker then pays certain of that Fund's expenses.


             PURCHASE, REDEMPTION AND PRICING OF SHARES
             ------------------------------------------

Purchasing Shares
-----------------
Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares
----------------
Any redemption orders received by the Trust before the close of regular trading on the New York Stock Exchange (the
"NYSE") (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business Day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or
(iii) for such other periods as the SEC may permit.

Exchange of Shares
------------------
An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value
---------------
Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions
---------------------------
Each Fund declares and pays dividends and distributions as described in the current Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

                     CERTAIN TAX MATTERS
                     -------------------

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds-in General
-------------------------------------------
Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets be represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of a Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of a Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments
----------------------------------
Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Funds at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Funds purchase the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984 and to obligations issued on or before July 18, 1984 that were purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Funds make the election to include market discount currently. Because a Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for a Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in a Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of a Fund as a regulated investment company.

Federal Income Taxation of Shareholders
---------------------------------------
Ordinary income distributions, and distributions of net realized short-term capital gains by any of the Funds to shareholders who are liable for federal income taxes will be taxed as ordinary income to such shareholders. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of a Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Special rules for the taxation of capital gains on
qualified 5-year property were enacted by the Taxpayer Relief Act of 1997 to take effect in January 2001. In summary, for individuals and trusts in the 10% and 15% ordinary income tax rate brackets, a new tax rate of 8% (instead of 10%) will apply to long-term capital gains from the sale of assets (including
mutual funds) held more than 5 years.   For individuals and
trusts in higher tax brackets, the top rate on such gains drops from 20% to 18%. The date that the 5-year holding period starts, however, is different for the two groups. For those in the 10% and 15% brackets, the asset may be acquired at any time, but for others the asset must have been acquired after December 31, 2000.

Dividends paid by the Funds may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that a Fund pays the dividend during January of the following calendar year.

Distributions by a Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

Foreign Shareholders
--------------------
Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 30% for the calendar year 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Fund's shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes
-------------
The International Equity Fund, the Emerging Markets Equity
Fund, the Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If more than 50% of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116. It should be noted that only shareholders that itemize deductions may deduct foreign income taxes paid by them.

Tax-Exempt Investors
--------------------
If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in a Fund for the year would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes
---------------------
Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in the Funds.

Other Taxation
--------------
Each Fund is a series of a Massachusetts business trust.
Under current law, neither the Trust nor a Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                     PERFORMANCE DATA
                     ----------------

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's Prospectus.

Yield
-----
The Intermediate Bond Fund, the Bond Fund and the Global
Bond Fund may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

             Yield = 2[((a-b)/(cd) + 1)6 - 1]

In the above formula

a   = dividends and interest earned during the period
b   = expenses accrued for the period (net of reimbursements)
c   = average daily number of shares outstanding during the
      period that were entitled to receive dividends
d   = maximum offering price per share on the last day of the
      period

The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

The 30-day yields for the period ended December 31, 2002 were as follows:

Fund                          30-Day Yield at 12/31/02
------------------------      ------------------------
Intermediate Bond Fund                 1.72%
Bond Fund                              5.11%
Global Bond Fund                       4.40%


Average Annual Total Return
---------------------------
The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of
$1,000

T     = average annual total return
n     = number of years
ERV   = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

The Average Annual Total Returns for the periods ended
December 31, 2002 were as follows:

Fund                        1 Year    5 Years     10 Years    Since Inception
-------------------------   --------  ----------- ----------  ---------------
Value Fund                   -23.79%      0.04%       8.58%       11.01%
Capital Appreciation Fund    -30.49%      3.41%       8.79%       11.88%
Small Company Fund (a)       -21.57%        --          --       -16.15%
Special Equity Fund          -21.98%      1.53%       9.95%       12.63%
International Equity Fund    -16.71%     -3.46%       5.56%        8.56%
Emerging Markets Equity
  Fund (b)                    -7.95%        --          --        -0.27%
Intermediate Bond Fund        -1.51%      3.93%       4.39%        7.14%
Bond Fund                     10.98%      7.35%       8.39%       10.19%
Global Bond Fund (c)          18.85%      3.78%         --         4.54%


(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on
    February 8, 1998.
(c) The Global Bond Fund commenced operations on March 25, 1994.

After Tax and Cumulative Returns
--------------------------------
Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                     P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of
$1,000

T     = average annual total return (after taxes on distributions)
n     = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The Average Annual Total Returns (after taxes on distributions) for the periods ended December 31, 2002 were as follows:

Fund                        1 Year    5 Years     10 Years    Since Inception
-------------------------   --------  ----------- ----------  ---------------
Value Fund                  -24.06%       -1.97%     5.32%           --
Capital Appreciation Fund   -30.49%        1.32%     5.35%           --
Small Company Fund (a)      -21.57%          --        --         -16.17%
Special Equity Fund         -21.98%        0.55%     8.28%           --
International Equity Fund   -16.81%       -4.31%     4.58%           --
Emerging Markets
  Equity Fund (b)            -7.95%          --        --          -0.92%
Intermediate Bond Fund       -3.44%        1.79%     2.07%            --
Bond Fund                     8.66%        4.47%     5.40%            --
Global Bond Fund (c)         17.18%        2.20%       --           2.90%


(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on
    February 8, 1998.
(c) The Global Bond Fund commenced operations on March 25, 1994.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:


                         P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of
$1,000

T     = average annual total return (after taxes on distributions and redemption)
n     = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

The following table shows the average annual total returns
(after taxes on distributions and redemptions) for the periods ended December 31, 2002.

Fund                        1 Year    5 Years     10 Years    Since Inception
-------------------------   --------  ----------- ----------  ---------------
Value Fund                  -14.52%      -0.21%      6.04%            --
Capital Appreciation Fund   -18.72%       2.91%      6.22%            --
Small Company Fund (a)      -13.24%         --         --         -12.56%
Special Equity Fund         -13.50%       1.12%      7.77%            --
International Equity Fund   -10.26%      -2.55%      4.59%            --
Emerging Markets
  Equity Fund (b)            -4.88%         --         --          -0.39%
Intermediate Bond Fund       -0.91%       2.09%      2.33%            --
Bond Fund                     6.65%       4.46%      5.26%            --
Global Bond Fund (c)         11.56%       2.27%        --           2.86%


(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on
    February 8, 1998.
(c) The Global Bond Fund commenced operations on March 25, 1994.

Performance Comparisons
-----------------------
Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc., ("Morningstar") and IBC Money Fund Report ("IBC"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Index, Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

Massachusetts Business Trust
----------------------------
Each Fund is a series of a "Massachusetts business trust."
A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking,
(iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust.
 However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Trust.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Trust, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Trust for any satisfaction of claims arising in connection with the affairs of the Trust.
With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares
---------------------
The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest.
See "Massachusetts Business Trust" above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of each Fund represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this Statement of Additional Information.

The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Funds, to the extent required by the 1940 Act.

Additional Information
----------------------
This Statement of Additional Information and the
Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS
--------------------
The audited Financial Statements and the Notes to Financial Statements for the Funds, and the Report of Independent Accountants of PricewaterhouseCoopers LLP, included in the Funds' Annual Report for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder on February __, 2003, are incorporated by reference into this Statement of Additional Information. The accession number of such filing was 0000720309-03-000___. The Funds' 2002 Annual Report is available without charge by calling The Managers Funds at (800) 835-3879, on The Managers Funds Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.

                      PART C
           To the Registration Statement of
         The Managers Funds (the "Registrant")

Item 23.  Exhibits.


Exhibit No.          Description
-------------        ------------------------------------
a.1   Declaration of Trust dated November 23, 1987.(i)(ii)

a.2   Amendment No. 1 to Declaration of Trust dated May 12,
      1993.(ii)(iii)

a.3   Amendment No. 2 to Declaration of Trust dated June
      30, 1993.(ii)(iii)

a.4 Amendment No. 3 to Declaration of Trust establishing a new series of shares of beneficial interest of the Registrant designated as "Managers Emerging Markets
      Equity Fund" dated December 8, 1997.(iv)

a.5	Amendment No. 4 to Declaration of Trust amending
      Section 2.11 dated April 20, 1999.(x)

a.6	Amendment No. 5 to Declaration of Trust establishing
      a new series of shares of beneficial interest of the
      Registrant designated as "Managers Small Company
      Fund" dated March 3, 2000.(viii)

b.	By-Laws of the Trust dated November 23, 1987. (i)(ii)

c.	Instruments Defining Rights of Shareholders. (ii)(v)

d.1	Fund Management Agreement between Registrant and The
      Managers Funds LLC, dated as of April 1, 1999. (vi)

d.2	Form of Sub-Advisory Agreement between The Managers
      Funds LLC and HLM Management Company with respect to
      Managers Small Company Fund dated May 1, 2000.(viii)

d.3	Form of Sub-Advisory Agreement between The Managers
      Funds LLC and Kalmar Investment Advisers with respect
      to Managers Small Company Fund dated May 1,
      2000.(viii)

d.4	Form of Sub-Advisory Agreement between The Managers
      Funds LLC and Goldman Sachs Asset Management with
      respect to Managers Special Equity Fund dated January
      1, 2000.(viii)

d.5	Form of Sub-Advisory Agreement between The Managers
      Funds LLC and Armstrong Shaw Associates Inc. with
      respect to Managers Income Equity Fund dated March 8,
      2000.(viii)

d.6	Form of Sub-Advisory Agreement between The Managers
      Funds LLC and Mastholm Asset Management with respect
      to Managers International Equity Fund dated March 27,
      2000.(viii)

d.7	Form of Sub-Advisory Agreements between The Managers
      Funds LLC and each Sub-Adviser identified in the
      Registration Statement with respect to each Fund of
      the Registrant, dated as of April 1, 1999.(vi)


d.8	Sub-Advisory Agreement between The Managers Funds LLC
      and Skyline Asset Management, L.P. with respect to
      Managers Special Equity Fund dated December 1,
      2000.(x)

d.9	Sub-Advisory Agreement between The Managers Funds LLC
      and Pilgrim Baxter & Associates, Ltd. with respect to
      Managers Special Equity Fund dated September 26,
      2000.(x)

d.10	Sub-Advisory Agreement between The Managers Funds LLC
      and Loomis, Sayles & Co., L.P. with respect to
      Managers Bond Fund dated October 30, 2000.(x)

d.11	Sub-Advisory Agreement between The Managers Funds LLC
      and Rogge Global Partners, plc with respect to
      Managers Global Bond Fund dated September 26,
      2000.(x)

d.12	Sub-Advisory Agreement between The Managers Funds LLC
      and Rexiter Capital Management Limited with respect
      to Managers Emerging Markets Equity Fund dated
      February 1, 2001.(x)

e.1	Distribution Agreement between the Registrant and The
      Managers Funds LLC, dated as of April 1, 1999.(vi)

e.2 	Form of Distribution Agreement between Registrant and
      Managers Distributors, Inc., dated as of April 1,
      2001.(x)

f.	Not Applicable.

g. Custodian Agreement between the Registrant and The Bank of New York. (filed herewith)

h.1	Transfer Agency Agreement between the Registrant and
      State Street Bank and Trust Company dated February
      16, 1994.(ii)(vii)

h.2	Administration and Shareholder Servicing Agreement
      between The Managers Funds LLC and the Registrant
      dated April 1, 1999.(vi)

h.3	License Agreement Relating to the Use of Name between
      the Registrant and The Managers Funds LLC dated April
      1, 1999.(vi)

i.1	Opinion and Consent of Shereff, Friedman, Hoffman &
      Goodman, LLP dated September 27, 1990.(i)(ii)

j.1	Consent of PricewaterhouseCoopers LLP with respect to
      The Managers Funds.  (Filed herewith)

j.2	Power of Attorney for the Registrant dated June 4,
      1999.(viii)

k.	Not Applicable.

l.	Not Applicable.

m.	Not Applicable.

n.	Not Applicable.

o.	Not Applicable.

p.1	Code of Ethics of Registrant as adopted on June 4,
      1999.(viii)


p.2	Code of Ethics of The Managers Funds LLC and Managers
      Distributors, Inc. as adopted on March 1, 2001.(x)
----------------------------------------------------------

(i)	Filed as an exhibit to the Registrant's Registration
      Statement on Form N-1A, Registration Nos. 2-84012;
      811-3752 (filed September 28, 1990).

(ii)	Filed as an exhibit to the Registrant's Registration
      Statement on Form N-1A, Registration Nos. 2-84012;
      811-3752 (filed October 16, 1997).

(iii)	Filed as an exhibit to the Registrant's Registration
      Statement on Form N-1A, Registration Nos. 2-84012;
      811-3752 (filed November 5, 1993).

(iv)	Filed as an exhibit to the Registrant's Registration
      Statement on Form N-1A, Registration Nos. 2-84012;
      811-3752 (filed April 29, 1998).

(v)	Filed as an exhibit to the Registrant's Registration
      Statement on Form N-1A, Registration Nos. 2-84012;
      811-3752 (filed March 7, 1995).

(vi)	Filed as an exhibit to the Registrant's Registration
      Statement on Form N-1A, Registration Nos. 2-84012;
      811-3752 (filed April 1, 1999).

(vii)	Filed as an exhibit to the Registrant's Registration
      Statement on Form N-1A, Registration Nos. 2-84012;
      811-3752 (filed April 24, 1994).

(viii)  Filed as an exhibit to the Registrant's
      Registration Statement on Form N-1A, Registration
      Nos. 2-84012; 811-3752 (filed May 1, 2000).

(ix)	Filed as an exhibit to the Registrant's Registration
      Statement on Form N-1A, Registration Nos. 2-84012;
      811-3752 (filed November 9, 1992).

(x)	Filed as an exhibit to the Registrant's Registration
      Statement on Form N-1A, Registration Nos. 2-84012;
      811-3752 (filed March 28, 2001).


Item 24.  Persons Controlled by or Under Common Control
-------   with Registrant.

Item 25.  Indemnification.
-------
Sections 2.9(d) and (f), Article IV Sections 4.1-4.3 and
Section 8.3(b) of the Registrant's Declaration of Trust dated November 23, 1987 relate to the indemnification of Trustees, Officers and other persons by the Trust and to the exemption from personal liability of such Trustees, Officers and other persons. These aforementioned Sections are reproduced below:

Section 2.9. Miscellaneous Powers.

The Trustee shall have the power to: (d) purchase, and pay out of the Trust Property, insurance policies insuring the Shareholders, Trustees, Officers, employees, agents,
Investment Advisers, Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Pertson in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine;

Article IV - Section 4.1. No Personal Liability of
Shareholders, Trustees, etc.

No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No
Trustee, Officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability. The Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2.  Non-liability of Trustees, Etc.

No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust.
Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer, employee or agent for monetary damages for breach of fiduciary duty as a Trustee; provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any breach of the Trustee's duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

Section 4.3.  Mandatory Indemnification.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust or any Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or aid by him in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

(iii) in the event of a settlement involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter
(provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter by entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested
Trustees act on the matter), or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust
(including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding. Section 8.3. Amendment Procedure. (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Item 26.  Business and Other Connections of Investment
-------   Adviser.

The Managers Funds LLC, a registered investment adviser, serves as investment adviser to the Trust. The Managers
Funds LLC is a subsidiary of Affiliated Managers Group,
Inc. ("AMG") and AMG serves as its Manager Member. The
Managers Funds LLC serves exclusively as an investment adviser to investment companies registered under the 1940
Act. The business and other connections of the officers and directors of The Managers Funds LLC, are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said
ADV Form is 801-56365.

The Managers Funds LLC hires Sub-Adviser(s) for each Fund of the Trust. The business and other connections of the officers and directors of each Sub-Adviser are listed in their respective Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Forms are listed below


Armstrong Shaw Associates Inc.		    801-20597
Essex Investment Management Company, LLC*   801-12548
Kalmar Investment Advisers                  801-53608
Kern Capital Management LLC                 801-54766
Pilgrim Baxter & Associates, Ltd.           801-48872
Westport Asset Management, Inc.             801-21854
Skyline Asset Management, L.P.*             801-49603
Deutsche Asset Management                   801-252
Mastholm Asset Management, L.L.C            801-54834
Rexiter Capital Management Limited          801-55470
Loomis, Sayles & Company, L.P.              801-170
Osprey Partners Investment Management LLC   801-55893
Holt Smith & Yates Advisers, Inc.           801-30171
Donald Smith & Co., Inc.                    801-16798
Bernstein Investment Research & Management  801-56720

----------------------------
*Essex and Skyline are each majority owned by AMG and are each an affiliate of the Registrant.

Item 27.  Principal Underwriters.
--------

(a) Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc.
also acts as principal underwriter for Managers AMG Funds, Managers Trust I and Managers Trust II.

(b) The following information relates to the directors, officers and partners of Managers Distributors, Inc.:


Name and Principal              Positions and Offices   Positions and
Business Address                   with Underwriter    Offices with Fund
------------------              ---------------------  -----------------
Nathaniel Dalton                Director                  None
c/o Affiliated Managers
  Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

Daniel J. Shea                  Director                  None
c/o Affiliated Managers
  Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

John Kingston, III              Director                  None
c/o Affiliated Managers         and Secretary
  Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

Peter M. Lebovitz               President               Trustee and
c/o The Managers Funds LLC                              President
40 Richards Avenue
Norwalk, Connecticut 06854

Donald S. Rumery                Treasurer               Secretary and
c/o The Managers Funds LLC                              Treasurer
40 Richards Avenue
Norwalk, Connecticut 06854


(c) Not Applicable.

Item 28.    Location of Accounts and Records.
---------
The accounts and records of the Registrant are maintained at the offices of the Registrant at 40 Richards Avenue, Norwalk, Connecticut 06854, at the offices of the Custodian, The Bank of New York, 100 Church Street,
New York, New York 10286, at the offices of the Transfer
Agent, Boston Financial Data Services, Inc. 1776 Heritage
Drive, North Quincy, Massachusetts 01171 and at the offices of each Sub-Adviser at the address listed in the current Form ADV on file of each (see Item 26 for ADV file numbers).

Item 29. Management Services.
--------
There are no management-related service contracts other than the Fund Management Agreement relating to management services described in Parts A and B.

Item 30. Undertakings.
--------
(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(c) If requested to do so by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will call a meeting of shareholders for the purpose of voting upon the removal of a trustee or trustees and the Registrant will assist communications with other shareholders as required by Section 16(c) of the Investment
Company Act of 1940.

=================================================================
Exhibit No. G.: Custodian Agreement between the Registrant
                and The Bank of New York
=================================================================

                         CUSTODY AGREEMENT
                         -----------------

AGREEMENT, dated as of August 5, 2002 between The Managers Funds, a business trust organized and existing under the laws of the Commonwealth of Massachusetts having its principal office and place of business at 40 Richards Avenue, Norwalk, Connecticut 06854 (the "Fund") and The Bank of New York, a New York corporation authorized to do a banking business having its principal office and place of business at One Wall Street, New York, New York 10286 ("Custodian").

                       W I T N E S S E T H:

that for and in consideration of the mutual promises hereinafter set forth the Fund and Custodian agree as follows:

                            ARTICLE I
                           DEFINITIONS

Whenever used in this Agreement, the following words shall have the meanings set forth below:

1.	"Authorized Person" shall be any person, whether or not
an officer or employee of the Fund, duly authorized by the Fund's board to execute any Certificate or to give any Oral Instruction with respect to one or more Accounts, such persons to be designated in a Certificate annexed hereto as Schedule I hereto or such other Certificate as may be received by Custodian from time to time.

2.	"BNY Affiliate" shall mean any office, branch or
subsidiary of The Bank of New York Company, Inc.

3.	"Book-Entry System" shall mean the Federal
Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

4.	"Business Day" shall mean any day on which Custodian and
relevant Depositories are open for business.

5.	"Certificate" shall mean any notice, instruction, or
other instrument in writing, authorized or required by this Agreement to be given to Custodian, which is actually received by Custodian by letter or facsimile transmission and signed on behalf of the Fund by an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

6.	"Composite Currency Unit" shall mean the Euro or any
other composite currency unit consisting of the aggregate of specified amounts of specified currencies, as such unit may be constituted from time to time.

7.	"Depository" shall include (a) the Book-Entry System, (b)
the Depository Trust Company, (c) any other clearing agency or securities depository registered with the Securities and Exchange Commission identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

8.	"Foreign Depository" shall mean (a) Euroclear, (b)
Clearstream Banking, societe anonyme, (c) each Eligible Securities Depository as defined in Rule 17f-7 under the Investment Company Act of 1940, as amended, identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

9.	"Instructions" shall mean communications transmitted by
electronic or telecommunications media, including S.W.I.F.T., computer-to-computer interface, or dedicated transmission lines.

10.	"Oral Instructions" shall mean verbal instructions
received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.
11.	"Series" shall mean the various portfolios, if any, of
the Fund listed on Schedule II hereto, and if none are listed references to Series shall be references to the Fund.

12.	"Securities" shall include, without limitation, any
common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository or by a Subcustodian).

13.	"Subcustodian" shall mean a bank (including any branch
thereof) or other financial institution (other than a Foreign Depository) located outside the U.S. which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to the Fund from time to time, and their respective successors and nominees.

                        ARTICLE II
             APPOINTMENT OF CUSTODIAN; ACCOUNTS;
          REPRESENTATIONS, WARRANTIES, AND COVENANTS

1.(a)	The Fund hereby appoints Custodian as custodian
of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts for each Series in which Custodian will hold Securities and cash as provided herein. Custodian shall maintain books and records segregating the assets of each Series from the assets of any other Series. Such accounts (each, an "Account"; collectively, the "Accounts") shall be in the name of the Fund.

  (b)	Custodian may from time to time establish on its
books and records such sub-accounts within each Account as the Fund and Custodian may agree upon (each a "Special Account"), and

Custodian shall reflect therein such assets as the Fund may specify in a Certificate or Instructions.

  (c)	Custodian may from time to time establish pursuant
to a written agreement with and for the benefit of a broker, dealer, future commission merchant or other third party identified in a Certificate or Instructions such accounts on such terms and conditions as the Fund and Custodian shall agree, and Custodian shall transfer to such account such Securities and money as the Fund may specify in a Certificate or Instructions.

2.	The Fund hereby represents and warrants, which
representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each delivery of a Certificate or each giving of Oral Instructions or Instructions by the Fund, that:

  (a)	It is duly organized and existing under the laws of
the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

  (b)	This Agreement has been duly authorized, executed
and delivered by the Fund, approved by a resolution of its board, constitutes a valid and legally binding obligation of the Fund, enforceable in accordance with its terms, and there is no statute, regulation, rule, order or judgment binding on it, and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property, which would prohibit its execution or performance of this Agreement;

  (c)	It is conducting its business in substantial
compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted;

  (d)	It will not use the services provided by Custodian
hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Fund;

  (e)	Its board or its foreign custody manager, as
defined in Rule 17f-5 under the Investment Company Act of 1940, as amended (the "'40 Act"), has determined that use of each Subcustodian (including any Replacement Custodian) and each Depository which Custodian or any Subcustodian is authorized to utilize in accordance with Section 1(a) of Article III hereof, satisfies the applicable requirements of the '40 Act and Rules 17f-4 or 17f-5 thereunder, as the case may be;

  (f)	The Fund or its investment adviser has determined
that the custody arrangements of each Foreign Depository provide reasonable safeguards against the custody risks associated with maintaining assets with such Foreign Depository within the meaning of Rule 17f-7 under the '40 Act;

  (g)	It is fully informed of the protections and risks
associated with various methods of transmitting Instructions and Oral Instructions and delivering Certificates to Custodian, understands that there may be more secure methods of transmitting or delivering the same than the methods selected by the Fund, agrees that the security procedures (if any) to be utilized provide a commercially reasonable degree of protection in light of its particular needs and circumstances, and acknowledges and agrees that Instructions need not be reviewed by Custodian, may conclusively be presumed by Custodian to have been given by person(s) duly authorized, and may be acted upon as given;

  (h)	It shall manage its borrowings, including, without
limitation, any advance or overdraft (including any day-light overdraft) in the Accounts, so that the aggregate of its total borrowings for each Series does not exceed the amount such Series is permitted to borrow under the '40 Act;

  (i)	Its transmission or giving of, and Custodian acting
upon and in reliance on, Certificates, Instructions, or Oral
Instructions pursuant to this Agreement shall at all times comply with the '40 Act;

  (j)	It shall impose and maintain restrictions on the
destinations to which cash may be disbursed by Instructions to ensure that each disbursement is for a proper purpose; and

  (k)	It has the right to make the pledge and grant the
security interest and security entitlement to Custodian contained in Section 1 of Article V hereof, free of any right of redemption or prior claim of any other person or entity, such pledge and such grants shall have a first priority subject to no setoffs, counterclaims, or other liens or grants prior to or on a parity therewith, and it shall take such additional steps as Custodian may require to assure such priority.

3.	The Fund hereby covenants that it shall from time to time
complete and execute and deliver to Custodian upon Custodian's request a Form FR U-1 (or successor form) whenever the Fund borrows from Custodian any money to be used for the purchase or carrying of margin stock as defined in Federal Reserve Regulation U.

                          ARTICLE III
                CUSTODY AND RELATED SERVICES

  1.(a)	Subject to the terms hereof, the Fund hereby
authorizes Custodian to hold any Securities received by it from time to time for the Fund's account. Custodian shall be entitled to utilize Depositories, Subcustodians, and, subject to subsection(c) of this Section 1, Foreign Depositories, to the extent possible in connection with its performance hereunder. Securities and cash held in a Depository or Foreign Depository will be held subject to the rules, terms and conditions of such entity. Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian's agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in Foreign Depositories in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with a Subcustodian, a Depositary or a Foreign Depository will be held in a commingled account, in the name of Custodian, holding only Securities held by Custodian as custodian for its customers. Custodian shall identify on its books and records the Securities and cash belonging to the Fund, whether held directly or indirectly through Depositories, Foreign Depositories, or Subcustodians. Except as otherwise directed by the Fund by Certificate or Instructions, Custodian shall, directly or indirectly through Subcustodians, Depositories, or Foreign

Depositories, endeavor, to the extent feasible, to hold Securities in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for cancellation and/or payment and/or registration, or where such Securities are acquired. Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian (the "Replacement Subcustodian"), and shall give notice to the Fund of each selection of a Replacement Subcustodian. In the event Custodian selects a Replacement Subcustodian, Custodian shall not utilize such Replacement Subcustodian until after the Fund's board or foreign custody manager has determined that utilization of such Replacement Subcustodian satisfies the requirements of the '40 Act and Rule 17f-5 thereunder.

(b)	Unless Custodian has received a Certificate or
Instructions to the contrary, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors or operators, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities on behalf of the Fund by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

(c)	With respect to each Foreign Depository, Custodian
shall exercise reasonable care, prudence, and diligence (i) to provide the Fund with an analysis of the custody risks associated with maintaining assets with the Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees that such analysis and monitoring shall be made on the basis of, and limited by, information gathered from Subcustodians or through publicly available information otherwise obtained by Custodian to the extent reliance on such information is consistent with the standard of care noted in the prior sentence, and shall not include any evaluation of Country Risks. As used herein the term "Country Risks" shall mean with respect to any Foreign Depository: (a) the financial infrastructure of the country in which it is organized, (b) such country's prevailing custody and settlement practices, (c) nationalization, expropriation or other governmental actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and (f) market conditions which affect the order execution of securities transactions or affect the value of securities.

2.	Custodian shall furnish the Fund with an advice of daily
transactions (including a confirmation of each transfer of Securities) and a monthly summary of all transfers to or from the Accounts.

3.	With respect to all Securities held hereunder, Custodian
shall, unless otherwise instructed to the contrary:

  (a)	Receive all income and other payments and advise
the Fund as promptly as practicable of any such amounts due but not paid;

  (b)	Present for payment and receive the amount paid
upon all Securities which may mature and advise the Fund as promptly as practicable of any such amounts due but not paid;

  (c)	Forward to the Fund copies of all information or
documents that it may actually receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;


  (d)	Execute, as custodian, any certificates of
ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

  (e)	Hold directly or through a Depository, a Foreign
Depository, or a Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

  (f)	Endorse for collection checks, drafts or other
negotiable instruments.

4.(a)	Custodian shall promptly notify the Fund of
rights or discretionary actions with respect to Securities held hereunder, and of the date or dates by when such rights must be exercised or such action must be taken, provided that Custodian has actually received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Foreign Depository, or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify the Fund.

(b)	Whenever Securities (including, but not limited to,
warrants, options, tenders, options to tender or non-mandatory puts or calls) confer discretionary rights on the Fund or provide for discretionary action or alternative courses of action by the Fund, the Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive the Fund's Certificate or Instructions at Custodian's offices, addressed as Custodian may from time to time request, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may reasonably specify to the Fund). Absent Custodian's timely receipt of such Certificate or Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

5.	All voting rights with respect to Securities, however
registered, shall be exercised by the Fund or its designee. For Securities issued in the United States, Custodian's only duty shall be to mail to the Fund any documents (including proxy statements, annual reports and signed proxies) actually received by Custodian relating to the exercise of such voting rights. With respect to Securities issued outside of the United States, Custodian's only duty shall be to provide the Fund with access to a provider of global proxy services at the Fund's request. The Fund shall be responsible for all costs associated with its use of such services.

6.	Custodian shall promptly advise the Fund upon Custodian's
actual receipt of notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian, any Depository, or any Foreign Depository holds any Securities in which the Fund has an interest as part of a fungible mass, Custodian, such Subcustodian, Depository, or Foreign Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

7.	Custodian shall not under any circumstances accept bearer
interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

8.	The Fund shall be liable for all taxes, assessments,
duties and other governmental charges, including any interest or penalty with respect thereto ("Taxes"), with respect to any cash or Securities held on behalf of the Fund or any transaction related thereto. The Fund shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of the Fund (including any payment of Tax required by reason of an earlier failure to withhold) except to the extent such Tax results from the Custodian's or Subcustodian's negligence or willful misconduct. Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian is hereby authorized to withdraw cash from any cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian or other withholding agent, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify the Fund of the additional amount of cash (in the appropriate currency) required, and the Fund shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Fund is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Fund all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns notwithstanding the termination of this Agreement.

9.(a)	For the purpose of settling Securities and
foreign exchange transactions, the Fund shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, "sufficient immediately available funds" shall mean either (i) sufficient cash denominated in U.S. dollars to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. Custodian shall provide the Fund with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from Subcustodians, Depositories, and Foreign Depositories. Such funds shall be in U.S. dollars or such other currency as the Fund may specify to Custodian.

(b)	Any foreign exchange transaction effected by
Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate or Instructions with respect to foreign exchange transactions, but Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding cash denominated in a foreign currency.

10.		Custodian shall promptly send to the Fund (a) any
reports it receives from a Depository on such Depository's system of internal accounting control, and (b) such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

11.	Until such time as Custodian receives a certificate to
the contrary, Custodian may release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and shareholder.

                        ARTICLE IV
            PURCHASE AND SALE OF SECURITIES;
                    CREDITS TO ACCOUNT

1.	Promptly after each purchase or sale of Securities by the
Fund, the Fund shall deliver to Custodian a Certificate or Instructions, or with respect to a purchase or sale of a Security generally required to be settled on the same day the purchase or sale is made, Oral Instructions specifying all information Custodian may reasonably request to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

2.	The Fund understands that when Custodian is instructed to
deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Notwithstanding any provision in this Agreement to the contrary, settlements, payments and deliveries of Securities may be effected by Custodian or any Subcustodian in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction in which the transaction occurs, including, without limitation, delivery to a purchaser or dealer therefor (or agent) against receipt with the expectation of receiving later payment for such Securities. The Fund assumes full responsibility for all risks, including, without limitation, credit risks, involved in connection with such deliveries of Securities.

3.	Custodian may, as a matter of bookkeeping convenience or
by separate agreement with the Fund, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be "final" until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

                          ARTICLE V
                 OVERDRAFTS OR INDEBTEDNESS

1.	If Custodian should in its sole discretion advance funds
on behalf of any Series which results in an overdraft (including, without limitation, any day-light overdraft) because the money held by Custodian in an Account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Series, as set forth in a Certificate, Instructions or Oral Instructions, if an overdraft arises in the separate account of a Series for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency or if the Fund is for any other reason indebted to the Custodian with respect to a Series (but not including any amounts payable pursuant to Article VIII, Section 1(c) of this Agreement unless such amounts have been determined to be due and payable pursuant to (i) a final determination on the merits of a court of competent jurisdiction (after all appeals have been exhausted) or (ii) by agreement between the Fund and the Custodian), such overdraft or other indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Series payable on demand and shall bear interest from the date incurred at a rate per annum ordinarily charged by Custodian to its institutional customers, as such rate may be adjusted from time to time. In addition, (a) to the extent of any such overdraft and (b) to the extent of any fees or out-of-pocket expenses payable by the Fund under the fee schedule to this Agreement or any other indebtedness of the Fund with respect to a Series to the Custodian (but not including any amounts payable pursuant to Article VIII, Section 1(c) of this Agreement unless such amounts have been determined to be due and payable pursuant to (i) a final determination on the merits of a court of competent jurisdiction (after all appeals have been exhausted) or (ii) by agreement between the Fund and the Custodian), provided that (i) such fees, expenses or indebtedness remain unpaid after 60 days following the date of invoice and (ii) such fees, expenses or indebtedness are not the subject of a bona fide dispute of which the Custodian has notice (it being agreed that any amounts payable pursuant to Article VIII, Section 1(c) of this Agreement that have been determined to be due and payable pursuant to (i) a final determination on the merits of a court of competent jurisdiction (after all appeals have been exhausted) or (ii) by agreement between the Fund and the Custodian shall not be treated as being the subject of a bona fide dispute), the Fund hereby agrees that Custodian shall to the maximum extent permitted by law have a continuing lien, security interest, and security entitlement in and to any property, including, without limitation, any investment property or any financial asset, of such Series at any time held by Custodian for the benefit of such Series or in which such Series may have an interest which is then in Custodian's possession or control or in possession or control of any third party acting in Custodian's behalf, but not including any property already pledged by such Series; the Custodian agrees that it shall not realize its interest in any such property without providing such Series with reasonable advance notice to promptly designate readily marketable securities to be sold by the Custodian to discharge the Fund's obligation with respect to such overdraft, fee, expense or indebtedness. The Fund authorizes Custodian, in its sole discretion, at any time to charge any such overdraft, fee, expense or indebtedness together with interest due thereon against any balance of account standing to such Series' credit on Custodian's books.

2.	If the Fund borrows money from any bank (including
Custodian if the borrowing is pursuant to a separate agreement) for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for such borrowings, the Fund shall deliver to Custodian a Certificate specifying with respect to each such borrowing: (a) the Series to which such borrowing relates; (b) the name of the bank, (c) the amount of the borrowing, (d) the time and date, if known, on which the loan is to be entered into, (e) the total amount payable to the Fund on the borrowing date, (f) the Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (g) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the '40 Act and the Fund's prospectus. Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral against payment by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount
payable as set forth in the Certificate.   Custodian may, at the
option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this Section. The Fund shall cause all Securities released from collateral status to be returned directly to Custodian, and Custodian shall receive from time to time such return of collateral as may be
tendered to it.   In the event that the Fund fails to specify in a
Certificate the Series, the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by Custodian, Custodian shall not be under any obligation to deliver any Securities.

                         ARTICLE VI
               SALE AND REDEMPTION OF SHARES

1.	Whenever the Fund shall sell any shares issued by the
Fund ("Shares") it shall deliver to Custodian a Certificate or Instructions specifying the amount of money and/or Securities to be received by Custodian for the sale of such Shares and specifically allocated to an Account for such Series.

2.	Upon receipt of such money, Custodian shall credit such
money to an Account in the name of the Series for which such money was received.

3.	Except as provided hereinafter, whenever the Fund desires
Custodian to make payment out of the money held by Custodian hereunder in connection with a redemption of any Shares, it shall furnish to Custodian a Certificate or Instructions specifying the total amount to be paid for such Shares. Custodian shall make payment of such total amount to the transfer agent specified in such Certificate or Instructions out of the money held in an Account of the appropriate Series.

4.	Notwithstanding the above provisions regarding the
redemption of any Shares, whenever any Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, Custodian, unless otherwise instructed by a Certificate or Instructions, shall, upon presentment of such check, charge the amount thereof against the money held in the Account of the Series of the Shares being redeemed, provided, that if the Fund or its agent timely advises Custodian that such check is not to be honored, Custodian shall return such check unpaid.

                         ARTICLE VII
            PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

1.	Whenever the Fund shall determine to pay a dividend or
distribution on Shares it shall furnish to Custodian Instructions or a Certificate setting forth with respect to the Series specified therein the date of the declaration of such dividend or distribution, the total amount payable, and the payment date.

2.	Upon the payment date specified in such Instructions or
Certificate, Custodian shall pay out of the money held for the account of such Series the total amount payable to the dividend agent of the Fund specified therein.

                        ARTICLE VIII
                   CONCERNING CUSTODIAN

1.(a)	Except as otherwise expressly provided herein,
Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees (collectively, "Losses"), incurred by or asserted against the Fund, except those Losses arising out of Custodian's own negligence or willful misconduct. Custodian shall have no liability whatsoever for the action or inaction of any Depositories, or, except to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties hereunder, of any Foreign Depositories. With respect to any Losses incurred by the Fund as a result of the acts or any failures to act by any Subcustodian (other than a BNY Affiliate), Custodian shall take appropriate action to recover such Losses from such Subcustodian; and Custodian's sole responsibility and liability to the Fund shall be limited to amounts so received from such Subcustodian (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to the Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement, nor shall BNY or any Subcustodian be liable: (i) for acting in accordance with any Certificate or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be given by an Authorized Person; (ii) for acting in accordance with Instructions without reviewing the same; (iii) for conclusively presuming that all Instructions are given only by person(s) duly authorized; (iv) for conclusively presuming that all disbursements of cash directed by the Fund, whether by a Certificate, an Oral Instruction, or an Instruction, are in accordance with Section 2(i) of Article II hereof; (v) for holding property in any particular country, including, but not limited to, Losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or Securities or market conditions which prevent the transfer of property or execution of Securities transactions or affect the value of property; (vi) for any Losses due to forces beyond the control of Custodian, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, or interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services except to the extent such Losses arise from the Bank's failure to maintain and implement a back-up system and disaster recovery plan consistent with applicable laws and the rules and regulations of its regulators and examiners; (vii) for the insolvency of any Subcustodian (other than a BNY Affiliate), any Depository, or, except to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties hereunder, any Foreign Depository; or (viii) for any Losses arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, including, without limitation, implementation or adoption of any rules or procedures of a Foreign Depository, which may affect, limit, prevent or impose costs or burdens on, the transferability, convertibility, or availability of any currency or Composite Currency Unit in any country or on the transfer of any Securities, and in no event shall Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected, limited, or prevented by such law, regulation or event, and to the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any cash currency or Composite Currency Unit, such cost or charge shall be for the account of the Fund, and Custodian may treat any account denominated in an affected currency as a group of separate accounts denominated in the relevant component currencies.

(b)	Custodian may enter into subcontracts, agreements
and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

(c)	The Fund agrees to indemnify Custodian and hold
Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by the Fund; provided however, that the Fund shall not indemnify Custodian for those Losses arising out of Custodian's own negligence or willful misconduct. This indemnity shall be a continuing obligation of the Fund, its successors and assigns, notwithstanding the termination of this Agreement.

2.	Without limiting the generality of the foregoing,
Custodian shall be under no obligation to inquire into, and shall not be liable for:

(a)	Any Losses incurred by the Fund or any other person
as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market;

(b)	The validity of the issue of any Securities
purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor;

(c)	The legality of the sale or redemption of any
Shares, or the propriety of the amount to be received or paid therefor;

(d)	The legality of the declaration or payment of any
dividend or distribution by the Fund;

(e)	The legality of any borrowing by the Fund;

(f)	The legality of any loan of portfolio Securities,
nor shall Custodian be under any duty or obligation to see to it that any cash or collateral delivered to it by a broker, dealer or financial institution or held by it at any time as a result of such loan of portfolio Securities is adequate security for the Fund against any loss it might sustain as a result of such loan, which duty or obligation shall be the sole responsibility of the Fund. In addition, Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however that Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due;

(g)	The sufficiency or value of any amounts of money
and/or Securities held in any Special Account in connection with transactions by the Fund; whether any broker, dealer, futures commission merchant or clearing member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or clearing member, or whether any payment received by Custodian from any broker, dealer, futures commission merchant or clearing member is the amount the Fund is entitled to receive, or to notify the Fund of Custodian's receipt or non-receipt of any such payment; or

(h)	Whether any Securities at any time delivered to, or
held by it or by any Subcustodian, for the account of the Fund and specifically allocated to a Series are such as properly may be held by the Fund or such Series under the provisions of its then current prospectus and statement of additional information, or to ascertain whether any transactions by the Fund, whether or not involving Custodian, are such transactions as may properly be engaged in by the Fund.

3.	Custodian may, with respect to questions of law
specifically regarding an Account, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

4.	Custodian shall be under no obligation to take action to
collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

5.	Custodian shall have no duty or responsibility to inquire
into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

6.	The Fund shall pay to Custodian the fees and charges as
may be specifically agreed upon from time to time and such other fees and charges at Custodian's standard rates for such services as may be applicable. The Fund shall reimburse Custodian for all costs associated with the conversion of the Fund's Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. The Fund shall also reimburse Custodian for out-of-pocket expenses which are a normal incident of the services provided hereunder.

7.	Custodian has the right to debit any cash account for any
amount payable by the Fund in connection with any and all obligations of the Fund to Custodian. In addition to the rights of Custodian under applicable law and other agreements, at any time when the Fund shall not have honored any of its obligations to Custodian, Custodian shall have the right without notice to the Fund to retain or set-off, against such obligations of the Fund, cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of the Fund, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to the Fund in any currency or Composite Currency Unit. Any such asset of, or obligation to, the Fund may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

8.	The Fund agrees to forward to Custodian a Certificate or
Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Fund agrees that the fact that such confirming Certificate or Instructions are not received or that a contrary Certificate or contrary Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If the Fund elects to transmit Instructions through an on-line communications system offered by Custodian, the Fund's use thereof shall be subject to the Terms and Conditions attached as Appendix I hereto, and Custodian shall provide user and authorization codes, passwords and authentication keys only to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

9.	The books and records pertaining to the Fund which are in
possession of Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the '40 Act and the rules thereunder. The Fund, or its authorized representatives, shall have access to such books and records during Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized representative. Upon the reasonable request of the Fund,

Custodian shall provide in hard copy or on computer disc any records included in any such delivery which are maintained by Custodian on a computer disc, or are similarly maintained.

10.	It is understood that Custodian is authorized to supply
any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of a Depository, and with such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

11.	Custodian shall have no duties or responsibilities
whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

                          ARTICLE IX
                         TERMINATION

1.	Either of the parties hereto may terminate this Agreement
by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor custodian or custodians. In the absence of such designation by the Fund, Custodian may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

2.	If a successor custodian is not designated by the Fund or
Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by Custodian of all Securities (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own custodian and Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

                         ARTICLE X
                      MISCELLANEOUS

1.	The Fund agrees to furnish to Custodian a new Certificate
of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Certificates or Oral Instructions of such present Authorized Persons.

2.	Any notice or other instrument in writing, authorized or
required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at 100 Church Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

3.	Any notice or other instrument in writing, authorized or
required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and received by it, to the attention of Peter Lebovitz, at its offices at 40 Richards Avenue, Norwalk, Connecticut 06854, or at such other place or such other person as the Fund may from time to time designate in writing.

4.	Each and every right granted to either party hereunder or
under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

5.	In case any provision in or obligation under this
Agreement shall be invalid, illegal or unenforceable in any exclusive jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties, except that any amendment to the Schedule I hereto need be signed only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

6.	This Agreement shall be construed in accordance with the
substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

7.	This Agreement may be executed in any number of
counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

8.	The obligations of the Fund hereunder are not binding
upon any of the trustees, officers or shareholders of the Fund individually but are binding only upon the Fund and the assets and property of the Fund. This Agreement is executed by the Fund on behalf of each Series listed on Schedule II, and is not binding upon any other Series, portfolio or other sub-unit of the Fund. The assets and property of each Series alone shall be liable for such Series' obligations under this Agreement.

IN WITNESS WHEREOF, the Fund and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                    THE MANAGERS FUNDS
                                    By:   /s/ Peter M. Lebovitz
                                          ---------------------

                                    Title: President
                                           --------------------

                                    THE BANK OF NEW YORK
                                    By:   /s/ Ira R. Rosner
                                          ---------------------

                                    Title: Vice President
                                           --------------------

                          SCHEDULE I
              CERTIFICATE OF AUTHORIZED PERSONS

          (The Fund - Oral and Written Instructions)

The undersigned hereby certifies that he/she is the duly elected and acting Treasurer of The Managers Funds
(the "Fund"), and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund's Declaration of Trust and By-Laws to deliver Certificates and Oral
Instructions to The Bank of New York ("Custodian") pursuant to the Custody Agreement between the Fund and Custodian dated August 5, 2002, and that the signatures appearing opposite their names are true and correct:

Peter M. Lebovitz     President              /s/ Peter M. Lebovitz
------------------    ----------------       -----------------------
Name                  Title                  Signature

Donald S. Rumery      Treasurer              /s/ Donald S. Rumery
------------------    ----------------       -----------------------
Name                  Title                  Signature

James Cino            Sr. Fund Admin.        /s/ James Cino
------------------    ----------------       -----------------------
Name                  Title                  Signature

Donna Grippe          Sr. Fund Admin.        /s/ Donna Grippe
------------------    ----------------       -----------------------
Name                  Title                  Signature

F. Michael Gozzillo   Sr. Fund Admin.        /s/ F. Michael Gozzillo
------------------    ----------------       -----------------------
Name                  Title                  Signature

Scott Hill            Fund Administrator     /s/ Scott Hill
------------------    ----------------       -----------------------
Name                  Title                  Signature

John Sawyer           Fund Administrator     /s/ John Sawyer
------------------    ----------------       -----------------------
Name                  Title                  Signature

Rob Allen             Fund Administrator     /s/ Robert Allen
------------------    ----------------       -----------------------
Name                  Title                  Signature


This certificate supersedes any certificate of Authorized Persons you may currently have on file.

[seal]

                               By:   /s/ Donald S. Rumery
                                     --------------------
		                     Title: Treasurer
Date:  June 25, 2002

                        SCHEDULE II
                          SERIES

                         Value Fund

                 Capital Appreciation Fund

                    Small Company Fund

                    Special Equity Fund

                 International Equity Fund

                Emerging Markets Equity Fund

                         Bond Fund

                     Global Bond Fund

                  Intermediate Bond Fund

                     Money Market Fund

                         APPENDIX I

                  THE BANK OF NEW YORK

        ON-LINE COMMUNICATIONS SYSTEM (THE "SYSTEM")

                    TERMS AND CONDITIONS

  1.  License; Use.  Upon delivery to an Authorized
Person or a person reasonably believed by Custodian to be an Authorized Person the Fund of software enabling the Fund to obtain access to the System (the "Software"), Custodian grants to the Fund a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). The Fund shall use the Software solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to the Fund with respect to the Software. The Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof.
 The Fund further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with respect to the Software inconsistent with the foregoing acknowledgments, nor shall you attempt to decompile, reverse engineer or modify the Software. The Fund may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without Custodian's prior written consent. The Fund may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. The Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian's request.

  2. Equipment. The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

  3. Proprietary Information. The Software, any data base and any proprietary data, processes, information and documentation made available to the Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of Custodian or its suppliers. The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the Software license granted herein for any reason, the Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control.

  4. Modifications. Custodian reserves the right to modify the Software from time to time and the Fund shall install new releases of the Software as Custodian may direct. The Fund agrees not to modify or attempt to modify the Software without Custodian's prior written consent. The Fund acknowledges that any modifications to the Software, whether by the Fund or Custodian and whether with or without Custodian's consent, shall become the property of Custodian.

  5.  NO REPRESENTATIONS OR WARRANTIES.  CUSTODIAN AND
ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE FUND ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE PROVIDED "AS IS." IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH THE FUND MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, EVEN IF CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

  6. Security; Reliance; Unauthorized Use. The Fund will cause all persons utilizing the Software and System to treat all applicable user and authorization codes, passwords and authentication keys with extreme care, and it will establish internal control and safekeeping procedures to restrict the availability of the same to persons duly authorized to give Instructions. Custodian is hereby irrevocably authorized to act in accordance with and rely on Instructions received by it through the System. The Fund acknowledges that it is its sole responsibility to assure that only persons duly authorized use the System and that Custodian shall not be responsible nor liable for any unauthorized use thereof.

  7. System Acknowledgments. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and the Fund may not claim that such transmission was received by Custodian.

  8. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. THE FUND MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO THE FUND OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORTER ADMINISTRATION REGULATIONS. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

  9.  ENCRYPTION.   The Fund acknowledges and agrees
that encryption may not be available for every communication through the System, or for all data. The Fund agrees that Custodian may deactivate any encryption features at any time, without notice or liability to the Fund, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

=================================================================
Exhibit No. J.1:   Consent of PricewaterhouseCoopers LLP with
                   respect to The Managers Funds
=================================================================

               CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 18, 2003, relating to the financial statements and financial highlights, which appears in the December 31, 2002 Annual Report to Shareholders of Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Intermediate Bond Fund, Managers Bond Fund and Managers Global Bond Fund (each a series of The Managers Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Public Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Boston, Massachusetts
February 28, 2003

=============================================================
                         SIGNATURES
=============================================================

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment
Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 30th day of April, 2002.

                           THE MANAGERS FUNDS



                           BY:  /s/ Donald S. Rumery
                           ---------------------------------

                           Donald S. Rumery
                           Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and the State of Connecticut, on the 28th day of February, 2003.

                                         THE MANAGERS FUNDS

                                         By: /s/ Donald S. Rumery
                                         ------------------------
                                         Donald S. Rumery
                                         Treasurer

Pursuant to the requirement sof the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                   Title                   Date
---------                   -----                   ----

     *
--------------------------
Jack W. Aber                Trustee                 February 28, 2003



     *
--------------------------
William E. Chapman, II      Trustee                 February 28, 2003


     *
-------------------------
Sean M. Healey              Trustee                 February 28, 2003


     *
-------------------------
Edward J. Kaier             Trustee                 February 28, 2003



-------------------------
Eric Rakowski               Trustee                 February 28, 2003


-------------------------
Steven J. Paggioli          Trustee                 February 28, 2003


     *
-------------------------
Madeline H. McWhinney       Trustee                 February 28, 2003


     *
-------------------------
Thomas R. Schneeweis        Trustee                 February 28, 2003


     *
-------------------------   Trustee,
Peter M. Lebovitz           President and            February 28, 2003
                            Principal Executive
                            Officer

     *
-------------------------
Galan G. Daukas             Principal Financial     February 28, 2003
                            Officer


/s/ Donald S. Rumery
--------------------------
Donald S. Rumery            Treasurer and Principal February 28, 2003
                            Accounting Officer



/s/ Donald S. Rumery
--------------------------
*By Donald S. Rumery pursuant to Power of Attorney.
